UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

BNY Mellon Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Appreciation Portfolio
            Government Money Market Portfolio
            Growth and Income Portfolio
            International Equity Portfolio
            International Value Portfolio
            Opportunistic Small Cap Portfolio
            Quality Bond Portfolio

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, Appreciation Portfolio (formerly, Dreyfus Variable Investment Fund, Appreciation Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by portfolio managers Catherine P. Crain, Gentry Lee, Christopher Sarofim, Fayez S. Sarofim and Charles Sheedy of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, Appreciation Portfolio’s (formerly, Dreyfus Variable Investment Fund, Appreciation Portfolio) Initial shares achieved a total return of 36.10%, and its Service shares achieved a total return of 35.78%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 31.46% for the same period.2

U.S. stocks posted strong gains during the reporting period amid sustained economic growth, shifting U.S. Federal Reserve (“Fed”) policy and intensifying trade tensions. The fund outperformed its benchmark, largely due to favorable asset allocation as well as good stock selection in several sectors, including information technology, communication services and industrials.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Surge on Easing Monetary Policy, Steady Economic Growth and Progress on Trade

Positive developments in the ongoing trade disputes, accommodative monetary policy and better-than-expected earnings propelled the markets to new heights during the reporting period, with the Index posting its best annual performance since 2013. Gains were broad, as all eleven sectors delivered positive returns for the year. The information technology, communication services and financial sectors led the way, with information technology delivering an impressive 50% return for the year. Progress in the trade negotiations with China was incremental throughout the year but culminated with the announcement of a “Phase 1” deal in the fourth quarter of 2019, easing tensions between the world’s two largest economies. The U.S. House of Representatives

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

approved the new U.S.-Mexico-Canada Trade Agreement, removing trade uncertainty with America’s neighbors. Corporate earnings throughout the year exceeded expectations, providing relief to the markets, and U.S. consumer confidence remained resilient, with record low unemployment, rising wages and a tight labor market. Throughout the year, the Fed lowered the federal funds rate three times to accommodate continued U.S. economic expansion. The year concluded with cautious optimism on the back of these positive developments—a stark reversal from the recession fears that gripped the markets in 2018.

Asset Allocation and Stock Selection Drove Performance

The dual effects of favorable sector allocation and stock selection contributed positively to results. Strategic, underweight positions in the utilities and real estate sectors, in particular, added value to relative results. Within the health care sector, the fund’s relative results also benefited from an underweight allocation, as the sector faced political headwinds. As for stock selection, in the information technology sector, Apple demonstrated growth in the services and wearables categories, while Microsoft’s cloud computing offering continued its momentum with the Pentagon’s JEDI contract win. In the industrial sector, strategic holdings in United Technologies and Canadian Pacific Railway contributed positively to results for the period. Selectively focused stock selection in the overweight allocation to the communication services sector also contributed positively, as Facebook and Alphabet continued to grow their market share in digital advertising. In addition to Apple, Microsoft and Facebook, the largest positive contributors to relative performance included The Estee Lauder Companies and Visa.

On the other hand, the overweight allocation in the consumer staples sector penalized performance relative to the Index. Stock selection in the overweight energy sector also negatively impacted relative results, as the sector struggled with low oil prices throughout the year. The largest detractors to relative results included AbbVie, Fox, The Progressive, Infineon Technologies and Broadridge Financial Solutions.

Industry Leaders Should Benefit from Favorable Conditions

The global outlook has pivoted from pessimism to optimism, as stable global growth, reduced uncertainty and low interest rates continue to create a favorable environment for businesses and consumers alike. While economic growth has slowed in the U.S., synchronized policies around the world to ease monetary conditions helped keep it from falling into recession. Supportive central banks and reduced trade tensions are contributing to a brighter outlook, as the economic expansion enters its eleventh year.

Against this cautiously optimistic backdrop, we believe the markets will reward high-quality companies that can expand market share, grow earnings and provide a degree of defense against market volatility. The fund’s long-practiced investment approach focuses on such companies. Our strategy targets global industry leaders with solid balance sheets and strong pricing power that have the capability to consistently deliver revenue and earnings growth across business cycles. Financial strength and ample free cash flow also enable our portfolio companies to consolidate market share and bolster their competitive positioning over time. Furthermore, we aim to invest with seasoned

4

management teams, who have strong records of returning cash to shareholders and are well-equipped to extend those records in difficult and volatile times, providing a ballast to the portfolio as market conditions change.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each Initial and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	36.10%	11.18%	11.93%
Service shares	35.78%	10.90%	11.65%
S&P 500® Index	31.46%	11.69%	13.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Appreciation Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.33	$5.66
Ending value (after expenses)	$1,121.60	$1,120.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,021.12	$1,019.86

†  Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.6%
Banks - 3.7%
JPMorgan Chase & Co.	105,475		14,703,215
Capital Goods - 1.7%
United Technologies	46,750		7,001,280
Commercial & Professional Services - .9%
Verisk Analytics	23,440		3,500,530
Consumer Durables & Apparel - 3.6%
Hermes International	2,677		2,000,459
LVMH Moet Hennessy Louis Vuitton	15,200		7,062,044
NIKE, Cl. B	53,165		5,386,146
			14,448,649
Consumer Services - 1.6%
McDonald's	33,150		6,550,772
Diversified Financials - 7.4%
American Express	58,475		7,279,553
BlackRock	17,975		9,036,032
Intercontinental Exchange	45,275		4,190,201
S&P Global	33,375		9,113,044
			29,618,830
Energy - 5.3%
Chevron	71,875		8,661,656
ConocoPhillips	65,400		4,252,962
Exxon Mobil	121,114		8,451,335
			21,365,953
Food, Beverage & Tobacco - 10.0%
Altria Group	123,025		6,140,178
Nestle, ADR	65,800		7,123,508
PepsiCo	53,625		7,328,929
Philip Morris International	113,650		9,670,478
The Coca-Cola Company	177,825		9,842,614
			40,105,707
Health Care Equipment & Services - 6.1%
Abbott Laboratories	86,900		7,548,134
Intuitive Surgical	13,950	[a]	8,246,542
UnitedHealth Group	29,875		8,782,652
			24,577,328
Household & Personal Products - 3.2%
The Estee Lauder Companies, Cl. A	61,850		12,774,499
Insurance - 2.5%
Chubb	38,150		5,938,429
The Progressive	56,000		4,053,840
			9,992,269

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 3.4%
Air Products & Chemicals	9,725		2,285,278
Linde	32,325		6,881,993
The Sherwin-Williams Company	7,975		4,653,732
			13,821,003
Media & Entertainment - 14.0%
Alphabet, Cl. C	12,744	[a]	17,038,983
Comcast, Cl. A	236,890		10,652,943
Facebook, Cl. A	103,060	[a]	21,153,065
The Walt Disney Company	51,905		7,507,020
			56,352,011
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
AbbVie	67,325		5,960,955
Novo Nordisk, ADR	118,825	[b]	6,877,591
Roche Holding, ADR	142,775	[b]	5,805,232
			18,643,778
Retailing - 3.4%
Amazon.com	6,400	[a]	11,826,176
Booking Holdings	1,000	[a]	2,053,730
			13,879,906
Semiconductors & Semiconductor Equipment - 5.5%
ASML Holding	30,500	[b]	9,026,170
Texas Instruments	102,650		13,168,968
			22,195,138
Software & Services - 13.0%
Automatic Data Processing	15,815		2,696,458
Broadridge Financial Solutions	16,000		1,976,640
Mastercard, Cl. A	5,000		1,492,950
Microsoft	189,235		29,842,359
Visa, Cl. A	87,100	[b]	16,366,090
			52,374,497
Technology Hardware & Equipment - 6.2%
Apple	84,950		24,945,567
Transportation - 3.5%
Canadian Pacific Railway	24,250		6,182,538
Union Pacific	42,750		7,728,772
			13,911,310
Total Investments (cost $153,125,537)	99.6%		400,762,242
Cash and Receivables (Net)	.4%		1,473,276
Net Assets	100.0%		402,235,518

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $29,284,604 and the value of the collateral was $29,837,007, consisting of U.S. Government & Agency securities.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.7
Communication Services	14.0
Financials	13.5
Consumer Staples	13.2
Health Care	10.7
Consumer Discretionary	8.7
Industrials	6.1
Energy	5.3
Materials	3.4
99.6

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales ($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,633,898	34,971,488	36,605,386	-	-	26,898
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,043,845	42,121,780	44,165,625	-	-	-
Total	3,677,743	77,093,268	80,771,011	-	-	26,898

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $29,284,604) —Note 1(c):	153,125,537	400,762,242
Cash denominated in foreign currency	31,472	31,883
Receivable for investment securities sold		2,858,337
Dividends, interest and securities lending income receivable		424,909
Tax reclaim receivable		236,330
Receivable for shares of Beneficial Interest subscribed		24,753
Prepaid expenses		6,022
		404,344,476
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		216,139
Due to Fayez Sarofim & Co.		73,731
Cash overdraft due to Custodian		468,798
Payable for investment securities purchased		1,030,494
Payable for shares of Beneficial Interest redeemed		250,417
Trustees’ fees and expenses payable		2,107
Other accrued expenses		67,272
		2,108,958
Net Assets ($)		402,235,518
Composition of Net Assets ($):
Paid-in capital		122,253,381
Total distributable earnings (loss)		279,982,137
Net Assets ($)		402,235,518

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	273,831,591	128,403,927
Shares Outstanding	6,403,793	3,036,258
Net Asset Value Per Share ($)	42.76	42.29

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $176,578 foreign taxes withheld at source):
Unaffiliated issuers	7,156,809
Affiliated issuers	26,898
Income from securities lending—Note 1(c)	28,748
Total Income	7,212,455
Expenses:
Investment advisory fee—Note 3(a)	2,015,718
Sub-investment advisory fee—Note 3(a)	823,322
Distribution fees—Note 3(b)	309,045
Professional fees	90,642
Prospectus and shareholders’ reports	38,968
Trustees’ fees and expenses—Note 3(c)	35,046
Custodian fees—Note 3(b)	16,357
Chief Compliance Officer fees—Note 3(b)	11,793
Loan commitment fees—Note 2	8,978
Shareholder servicing costs—Note 3(b)	2,067
Registration fees	55
Miscellaneous	13,511
Total Expenses	3,365,502
Investment Income—Net	3,846,953
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	32,180,579
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,909,309
Net Realized and Unrealized Gain (Loss) on Investments	111,089,888
Net Increase in Net Assets Resulting from Operations	114,936,841

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	3,846,953	4,777,397
Net realized gain (loss) on investments	32,180,579	42,632,807
Net change in unrealized appreciation (depreciation) on investments	78,909,309	(71,694,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,936,841	(24,284,338)
Distributions ($):
Distributions to shareholders:
Initial Shares	(31,343,479)	(36,501,235)
Service Shares	(15,388,567)	(18,803,539)
Total Distributions	(46,732,046)	(55,304,774)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,039,499	6,205,656
Service Shares	8,181,769	7,827,922
Distributions reinvested:
Initial Shares	31,343,479	36,501,235
Service Shares	15,388,567	18,803,539
Cost of shares redeemed:
Initial Shares	(34,228,478)	(36,212,750)
Service Shares	(29,712,974)	(32,792,813)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,988,138)	332,789
Total Increase (Decrease) in Net Assets	64,216,657	(79,256,323)
Net Assets ($):
Beginning of Period	338,018,861	417,275,184
End of Period	402,235,518	338,018,861
Capital Share Transactions (Shares):
Initial Shares
Shares sold	129,829	151,190
Shares issued for distributions reinvested	858,978	957,001
Shares redeemed	(880,695)	(891,681)
Net Increase (Decrease) in Shares Outstanding	108,112	216,510
Service Shares
Shares sold	216,261	194,324
Shares issued for distributions reinvested	427,087	497,903
Shares redeemed	(773,381)	(807,266)
Net Increase (Decrease) in Shares Outstanding	(130,033)	(115,039)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Initial Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	35.84	44.71	41.01	45.23	49.51
Investment Operations:
Investment income—net[a]	.43	.53	.56	.68	.80
Net realized and unrealized gain (loss) on investments	11.58	(3.27)	9.55	2.48	(1.97)
Total from Investment Operations	12.01	(2.74)	10.11	3.16	(1.17)
Distributions:
Dividends from investment income—net	(.46)	(.52)	(.57)	(.69)	(.81)
Dividends from net realized gain on investments	(4.63)	(5.61)	(5.84)	(6.69)	(2.30)
Total Distributions	(5.09)	(6.13)	(6.41)	(7.38)	(3.11)
Net asset value, end of period	42.76	35.84	44.71	41.01	45.23
Total Return (%)	36.10	(6.86)	27.33	7.91	(2.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.82	.80
Ratio of net expenses to average net assets	.81	.81	.81	.82	.80
Ratio of net investment income to average net assets	1.10	1.30	1.35	1.64	1.70
Portfolio Turnover Rate	6.71	6.50	3.97	4.19	11.97
Net Assets, end of period ($ x 1,000)	273,832	225,631	271,790	238,340	256,828

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Service Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	35.49	44.34	40.72	44.96	49.23
Investment Operations:
Investment income—net[a]	.33	.42	.46	.57	.68
Net realized and unrealized gain (loss) on investments	11.46	(3.25)	9.46	2.46	(1.96)
Total from Investment Operations	11.79	(2.83)	9.92	3.03	(1.28)
Distributions:
Dividends from investment income—net	(.36)	(.41)	(.46)	(.58)	(.69)
Dividends from net realized gain on investments	(4.63)	(5.61)	(5.84)	(6.69)	(2.30)
Total Distributions	(4.99)	(6.02)	(6.30)	(7.27)	(2.99)
Net asset value, end of period	42.29	35.49	44.34	40.72	44.96
Total Return (%)	35.78	(7.10)	27.00	7.64	(2.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.06	1.07	1.05
Ratio of net expenses to average net assets	1.06	1.06	1.06	1.07	1.05
Ratio of net investment income to average net assets	.85	1.05	1.11	1.41	1.45
Portfolio Turnover Rate	6.71	6.50	3.97	4.19	11.97
Net Assets, end of period ($ x 1,000)	128,404	112,387	145,485	161,440	231,421

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub–investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

17

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	400,762,242	-	-	400,762,242

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign

20

securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $5,744 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $232,424, undistributed capital gains $32,170,850 and unrealized appreciation $247,578,863.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $4,291,330 and $4,703,453, and long-term capital gains $42,440,716 and $50,601,321, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

22

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $309,045 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $1,777 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2019, the fund was charged $16,357 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $180,513, Distribution Plan fees of $27,193, custodian fees of $4,800, Chief Compliance Officer fees of $3,261 and transfer agency fees of $372.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $25,209,584 and $71,357,433, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $153,182,772; accordingly, accumulated net unrealized appreciation on investments was $247,579,470, consisting of $247,794,427 gross unrealized appreciation and $214,957 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Appreciation Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.0207 per share as a short-term capital gain distribution and $4.6141 per share as a long-term capital gain distribution paid on March 29, 2019.

26

BOARD MEMBERS INFORMATION (Unaudited)
NDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

29

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Variable Investment Fund, Appreciation Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0112AR1219

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Government Money Market Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, Government Money Market Portfolio (formerly, Dreyfus Variable Investment Fund, Government Money Market Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, Government Money Market Portfolio (formerly, the Dreyfus Variable Investment Fund, Government Money Market Portfolio) produced a yield of 1.65%. Taking into account the effects of compounding, the portfolio provided an effective yield of 1.66% for the same period.1

Yields of money market instruments declined over the reporting period in response to a dovish shift in policy by the U.S. Federal Reserve (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Federal Reserve Cuts Interest Rates to Extend the Expansion

At the beginning of the reporting period, the U.S. economy was relatively strong, and labor markets were healthy, while core inflation, which excludes food and energy prices, remained subdued. By the end of the period, concerns about the global economy and its possible effect on U.S. growth had prompted the Fed to cut the federal funds rate three times, bringing it to a range of 1.50%–1.75%, and expectations of an imminent slowdown waned.

After the rate hike in December 2018, Fed Chairman Jerome Powell made it clear in January 2019 that the Fed would alter its tightening plans if the outlook for growth were to weaken. While the U.S. economy continued to expand, global growth became sluggish, with particular weakness appearing in the manufacturing sector in Europe, as indicated by purchasing managers’ indexes.

By March 2019, a slowing global economy and mixed domestic economic data led the Fed to back off plans for further rate hikes during the year. But concerns about trade tensions with China caused stocks to move sideways until later in the year.

Major central banks in other developed markets also implemented supportive policies. Late in 2019, the European Central Bank reduced short-term interest rates and reimplemented quantitative easing, while the Bank of Japan remained dovish. China also continued to add stimulus to their economy. As a result, these factors led to signs of improvement in the global economy, especially in the manufacturing sector in Europe. Geopolitical concerns also waned somewhat later in the year, as the election in the UK resolved the Brexit issue,

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and trade tensions eased with the December 2019 announcement of a “Phase 1” deal between the U.S. and China.

Despite trade tensions with China, the U.S. economy remained strong relative to other developed economies but slowed relative to its pace in 2018. Gross domestic product grew by 2.0% in the second quarter of 2019 and 2.1% in the third quarter. This followed growth rates of 3.1% in the first quarter and 2.9% for full-year 2018.

The labor market generally remained strong throughout the reporting period, though somewhat weaker than in 2018. Job creation averaged 180,000 during the period, down from 223,000 for full-year 2018. The high occurred in January 2019, with 312,000, and the low came in February 2019, with 56,000. The unemployment rate remained steady, varying between 3.5% and 4.0%. Wage growth continued to be relatively strong, remaining at or above 3.0%, year-over-year, during the reporting period.

Despite steady economic growth, a strong labor market and rising wages, inflation remained subdued. The “core” Personal Consumption Expenditure Price Index (“core PCE Price Index”), which excludes volatile food and energy prices, stayed below the Fed’s 2.0% target until the third quarter of 2019. As prospects brightened for an interim U.S.-China trade agreement, and the Fed cut interest rates, fears of a growth slowdown eased, economic data became more positive, and the core PCE Price Index hit 2.1%, the highest since the first quarter of 2018.

Additional Rate Cuts Unlikely

With core inflation remaining near the Fed’s target rate and the economy continuing to expand, the Fed announced that it will leave rates unchanged for an extended period. Given this environment, we have maintained the fund’s weighted-average maturity in a range that is modestly shorter than industry averages. As always, we have retained our longstanding focus on quality and liquidity.

January 15, 2020

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Government Money Market Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

Expense paid per $1,000†	$2.93
Ending value (after expenses)	$1,007.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

Expense paid per $1,000†	$2.96
Ending value (after expenses)	$1,022.28
† Expenses are equal to the fund’s annualized expense ratio of .58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS
December 31, 2019

U.S. Government Agencies - 19.2%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
1/6/2020, 1 Month LIBOR -.09%	1.63	10,000,000	[a]	9,999,716
1/1/2020, 3 Month SOFR +.12%	1.66	3,000,000	[a]	3,000,168
Federal Home Loan Banks:
1/2/2020, 3 Month SOFR +.02%	1.56	5,000,000	[a]	5,000,000
3/25/2020, 3 Month LIBOR -.21%	1.74	10,000,000	[a]	10,000,000
1/2/2020, 3 Month SOFR +.10%	1.64	5,000,000	[a]	5,000,000
1/1/2020, 3 Month SOFR +.12%	1.66	2,000,000	[a]	2,000,000
Total U.S. Government Agencies (cost $34,999,884)				34,999,884
U.S. Treasury Notes - 27.5%
1/31/2020 (cost $50,001,503)	2.00	50,000,000		50,001,503
U.S. Treasury Floating Rate Notes - 6.6%
1/7/2020, 3 Month U.S. T-BILL +.05%	1.57	7,000,000	[a]	6,999,931
1/7/2020, 3 Month U.S. T-BILL +.22%	1.75	5,000,000	[a]	5,000,195
Total U.S. Treasury Floating Rate Notes (cost $12,000,126)				12,000,126
Repurchase Agreements - 31.9%
Barclays Bank , Tri-Party Agreement thru BNY Mellon, dated 12/31/2019, due at 1/2/2020 in the amount of $35,003,014 (fully collateralized by: original par of $28,956,800, U.S. Treasuries (including strips), 1.75%-3.38%, due 12/31/24-4/15/32, valued at $35,700,071)	1.55	35,000,000		35,000,000
BNP Paribas , Tri-Party Agreement thru BNY Mellon, dated 12/31/2019, due at 1/2/2020 in the amount of $20,001,722 (fully collateralized by: original par of $20,982,761, U.S. Treasuries (including strips), 0.00%-3.38%, due 2/15/23-11/15/48, valued at $20,400,000)	1.55	20,000,000		20,000,000

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Repurchase Agreements - 31.9% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Credit Agricole CIB , Tri-Party Agreement thru BNY Mellon, dated 12/31/2019, due at 1/2/2020 in the amount of $3,000,258 (fully collateralized by: original par of $2,865,796, U.S. Treasuries (including strips), 0.13%-3.00%, due 8/31/20-8/15/48, valued at $3,060,000)	1.55	3,000,000	3,000,000
Total Repurchase Agreements (cost $58,000,000)			58,000,000
Total Investments (cost $155,001,513)		85.2%	155,001,513
Cash and Receivables (Net)		14.8%	26,932,669
Net Assets		100.0%	181,934,182

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	34.1
Repurchase Agreements	31.9
U.S. Government Agencies	19.2
85.2

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $58,000,000) —Note 1(b)	155,001,513	155,001,513
Cash		1,637,102
Receivable for shares of Beneficial Interest subscribed		24,931,598
Interest receivable		495,346
Prepaid expenses		553
		182,066,112
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		79,533
Payable for shares of Beneficial Interest redeemed		885
Trustees’ fees and expenses payable		328
Other accrued expenses		51,184
		131,930
Net Assets ($)		181,934,182
Composition of Net Assets ($):
Paid-in capital		181,935,780
Total distributable earnings (loss)		(1,598)
Net Assets ($)		181,934,182

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	181,904,506
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Interest Income	4,112,439
Expenses:
Investment advisory fee—Note 2(a)	923,121
Professional fees	83,655
Trustees’ fees and expenses—Note 2(c)	16,582
Chief Compliance Officer fees—Note 2(b)	11,793
Prospectus and shareholders’ reports	10,144
Custodian fees—Note 2(b)	9,436
Shareholder servicing costs—Note 2(b)	418
Miscellaneous	7,091
Total Expenses	1,062,240
Less—reduction in fees due to earnings credits—Note 2(b)	(1,181)
Net Expenses	1,061,059
Investment Income—Net, representing net increase in net assets resulting from operations	3,051,380

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	3,051,380	2,210,044
Net realized gain (loss) on investments	-	(1,598)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,051,380	2,208,446
Distributions ($):
Distributions to shareholders	(3,051,380)	(2,217,870)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	726,180,919	606,814,742
Distributions reinvested	3,051,380	2,217,870
Cost of shares redeemed	(728,894,164)	(623,774,319)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	338,135	(14,741,707)
Total Increase (Decrease) in Net Assets	338,135	(14,751,131)
Net Assets ($):
Beginning of Period	181,596,047	196,347,178
End of Period	181,934,182	181,596,047

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.017	.013	.003	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.017)	(.013)	(.003)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.67	1.28	.34	.02	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.58	.58	.62	.62
Ratio of net expenses to average net assets	.57	.58	.57	.39	.23
Ratio of net investment income to average net assets	1.65	1.26	.37	.01	.00[b]
Net Assets, end of period ($ x 1,000)	181,934	181,596	196,347	148,659	152,576

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of BNY Mellon, is the distributor of the fund’s shares, which are sold without a sales charge.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

12

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Company’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	155,001,513
Level 3 - Significant Unobservable Inputs	-
Total	155,001,513

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such

14

dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $1,598 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were all ordinary income.

At December 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—

15

NOTES TO FINANCIAL STATEMENTS (continued)

Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $379 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $9,436 pursuant to the

16

custody agreement. These fees were partially offset by earnings credits of $1,181.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $72,985, custodian fees of $3,200, Chief Compliance Officer fees of $3,261 and transfer agency fees of $87.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statement of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

18

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

19

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

20

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

21

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

22

NOTES

23

NOTES

24

NOTES

25

For More Information

BNY Mellon Variable Investment Fund, Government Money Market Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2020 BNY Mellon Securities Corporation 0117AR1219

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, Growth and Income Portfolio (formerly, Dreyfus Variable Investment Fund, Growth and Income Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by John Bailer, David Intoppa and Leigh N. Todd, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, Growth and Income Portfolio’s (formerly, Dreyfus Variable Investment Fund, Growth and Income Portfolio) Initial shares achieved a total return of 29.12%, and its Service shares achieved a total return of 28.79%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 31.46% for the same period.2

U.S. stocks posted strong gains during the reporting period, amid sustained economic growth, supportive central bank policy and international trade tensions. The fund lagged the Index largely due to unsuccessful security selections in the communication services, health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. The fund will engage in “covered” option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy.

Stocks Surge on Supportive Federal Reserve Policy and Reduced Trade Tensions

The reporting period began with widespread expectations of interest rate cuts, as the U.S. Federal Reserve (the “Fed”) had earlier moved from a tightening policy to one that was “data dependent.” With this shift, stocks rallied late in 2018 and continued to rise early in 2019. In the second quarter, however, stocks generally moved sideways, weighed down at times by concerns about trade tensions and global growth.

Three quarter-point rate cuts in the second half of the period provided an additional boost to equity markets. The Fed announced an initial reduction at its July 2019 meeting and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

followed up with two additional rate cuts in September and October 2019. These reductions brought the federal funds rate to 1.50-1.75%, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks were also supportive.

In the third quarter of 2019, interest rate cuts and the prospect of a U.S.-China trade agreement led investors to anticipate a pickup in global growth. Investors’ concerns about trade tensions and the global economy hindered performance at times, but stocks finished up strong later in the reporting period, when the “Phase 1” U.S.-China trade deal was announced.

Sector Allocation and Stock Selection Drove Fund Performance

The fund’s relative performance was driven largely by unsuccessful stock selection in three sectors. An overweight position in the materials sector also hindered relative returns. Stock selection in the communication services, health care and information technology sectors were primarily responsible for the underperformance. In communication services, the fund’s lack of exposure to Facebook, which performed well, detracted from relative returns. The fund’s overweight position in Netflix also hindered relative performance, as it lagged the Index due to disappointing subscriber growth. In the health care sector, a position in Anthem, a managed care company, hampered performance, as shares were pressured by investors’ concerns about Medicare-For-All and other proposals to reduce health care costs. A position in Sage Therapeutics also detracted from performance, as the company’s depression drug failed clinical trials. In the information technology sector, an underweight position in Apple hurt performance; the company reported strong results related to the iPhone 11, wearables and services. The fund’s performance was also hindered by a lack of exposure to Mastercard, which has been enjoying success in the global payments business. An overweight position in Corning detracted from performance as well; the company’s results were hurt by display overcapacity and optical spending weakness. Other detractors included Mosaic, an agricultural chemicals company, Marathon Petroleum and Occidental Petroleum.

On the other hand, the fund’s performance was helped by sector allocations, including an overweight position in the information technology sector and underweight positions in the utilities, real estate and consumer staples sectors. Also beneficial was stock selection in the industrials, financial, utilities and energy sectors. In the industrial sector, a decision to avoid shares of Boeing proved advantageous, as the company continued to experience trouble with its 737 Max airliner. A position in CoStar Group also benefited relative performance; the company has been reporting strong results for its real estate management software product and services. Several positions in the financial sector were also helpful, as the sector benefited broadly from strong earnings and capital returns. Positions in Ameriprise Financial, Progressive, Citigroup and Voya Financial were particularly beneficial. In the utilities sector, the fund’s position in NextEra Energy, which focuses on renewable energy, proved advantageous. In the energy sector, the fund did not own ExxonMobil, which has been struggling with production, and it did own Hess, which has benefited from a new find in Guyana. Other positive contributors included Chipotle Mexican Grill, a restaurant company, and Qualcomm, a leader in 5G technology.

4

Positioned for Further Gains

Given supportive monetary policy, resolution of Brexit uncertainty, improving economic data and progress on trade relations with China, we are optimistic about the economy and the prospect for stronger corporate earnings in 2020. We have emphasized stocks in the information technology, financial, materials, energy and industrial sectors and have underweight positions in the communication services, consumer staples, real estate, consumer discretionary, health care and utilities sectors.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio with a hypothetical investment of $10,000 in S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Initial and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	29.12%	10.49%	12.94%
Service shares	28.79%	10.22%	12.66%
S&P 500® Index	31.46%	11.69%	13.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Growth and Income Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.95	$6.26
Ending value (after expenses)	$1,087.70	$1,086.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.79	$6.06
Ending value (after expenses)	$1,020.47	$1,019.21

†  Expenses are equal to the fund’s annualized expense ratio of .94% for Initial Shares and 1.19% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 98.4%
Automobiles & Components - .5%
General Motors	12,771		467,419
Banks - 5.8%
Bank of America	35,089		1,235,835
Citigroup	14,830		1,184,769
JPMorgan Chase & Co.	13,438		1,873,257
U.S. Bancorp	12,075		715,927
			5,009,788
Capital Goods - 7.7%
AMETEK	5,505		549,069
Gardner Denver Holdings	19,940	[a]	731,399
Honeywell International	1,382		244,614
Ingersoll-Rand	6,716		892,691
L3Harris Technologies	2,489		492,498
Northrop Grumman	490		168,545
Quanta Services	9,608		391,142
Rockwell Automation	3,401		689,281
United Technologies	13,470		2,017,267
W.W. Grainger	1,427		483,068
			6,659,574
Consumer Durables & Apparel - .6%
Lennar, Cl. A	8,931		498,260
Consumer Services - 2.2%
Chipotle Mexican Grill	501	[a]	419,392
McDonald's	3,556		702,701
Wynn Resorts	5,403		750,315
			1,872,408
Diversified Financials - 6.9%
Berkshire Hathaway, Cl. B	8,071	[a]	1,828,081
Capital One Financial	2,908		299,262
E*TRADE Financial	10,723		486,502
LPL Financial Holdings	3,748		345,753
Morgan Stanley	16,257		831,058
Raymond James Financial	2,040		182,498
The Charles Schwab	4,360		207,362
The Goldman Sachs Group	4,431		1,018,820
Voya Financial	13,366	[b]	815,059
			6,014,395
Energy - 5.3%
Apergy	9,544	[a]	322,396
ConocoPhillips	9,548		620,906
Hess	11,068		739,453

8

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Energy - 5.3% (continued)
Marathon Petroleum	22,067		1,329,537
Phillips 66	6,582		733,301
Pioneer Natural Resources	2,281		345,275
Schlumberger	6,856		275,611
Valero Energy	2,132		199,662
			4,566,141
Food & Staples Retailing - .6%
Walmart	4,118		489,383
Food, Beverage & Tobacco - 2.8%
Archer-Daniels-Midland	10,396		481,855
Conagra Brands	13,944		477,443
PepsiCo	10,861		1,484,373
			2,443,671
Health Care Equipment & Services - 7.5%
Alcon	6,607	[a]	373,758
Anthem	3,961		1,196,341
Becton Dickinson and Co.	2,281		620,364
Boston Scientific	19,764	[a]	893,728
CVS Health	4,665		346,563
Danaher	3,623	[b]	556,058
Humana	880		322,538
Intuitive Surgical	1,157	[a]	683,961
Masimo	2,086	[a]	329,713
Medtronic	10,727		1,216,978
			6,540,002
Household & Personal Products - .4%
Colgate-Palmolive	5,520		379,997
Insurance - 3.5%
American International Group	25,692		1,318,770
Assurant	3,712		486,569
Chubb	3,851		599,447
The Hartford Financial Services Group	3,365		204,491
Willis Towers Watson	2,127		429,526
			3,038,803
Materials - 5.0%
CF Industries Holdings	19,323		922,480
Dow	5,502		301,125
Freeport-McMoRan	34,406		451,407
Louisiana-Pacific	7,643		226,768
Martin Marietta Materials	3,039		849,826
Newmont Goldcorp	9,843		427,678
The Mosaic Company	15,928		344,682

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Materials - 5.0% (continued)
Vulcan Materials	5,515		794,105
			4,318,071
Media & Entertainment - 5.2%
Alphabet, Cl. A	642	[a]	859,888
Alphabet, Cl. C	1,450	[a]	1,938,679
Comcast, Cl. A	6,685		300,624
Electronic Arts	3,233	[a]	347,580
Omnicom Group	2,475		200,524
Pinterest, Cl. A	17,980	[a]	335,147
Twitter	16,752	[a]	536,902
			4,519,344
Pharmaceuticals Biotechnology & Life Sciences - 5.6%
Charles River Laboratories International	2,239	[a]	342,030
Eli Lilly & Co.	5,886		773,597
Merck & Co.	17,508		1,592,353
Pfizer	16,781		657,480
Sarepta Therapeutics	3,783	[a,b]	488,158
Vertex Pharmaceuticals	1,745	[a]	382,068
Zoetis	4,490		594,251
			4,829,937
Real Estate - .9%
American Tower	2,389	[c]	549,040
Outfront Media	10,485	[c]	281,208
			830,248
Retailing - 4.5%
Amazon.com	1,544	[a]	2,853,065
O'Reilly Automotive	1,735	[a]	760,381
Target	2,352		301,550
			3,914,996
Semiconductors & Semiconductor Equipment - 6.3%
Advanced Micro Devices	15,424	[a,b]	707,345
Applied Materials	8,239		502,909
Broadcom	1,100		347,622
Microchip Technology	8,904	[b]	932,427
NVIDIA	4,128		971,318
Qualcomm	20,283		1,789,569
Texas Instruments	1,481		189,997
			5,441,187
Software & Services - 14.0%
HubSpot	2,214	[a]	350,919
International Business Machines	1,453		194,760
Microsoft	25,550		4,029,235
PayPal Holdings	7,691	[a]	831,935

10

Description		Shares		Value ($)
Common Stocks - 98.4% (continued)
Software & Services - 14.0% (continued)
Proofpoint		3,323	[a]	381,414
Salesforce.com		7,613	[a]	1,238,178
ServiceNow		2,842	[a]	802,353
Shopify, Cl. A		1,626	[a]	646,465
Splunk		5,509	[a]	825,083
Square, Cl. A		8,773	[a]	548,839
Twilio, Cl. A		3,533	[a,b]	347,223
Visa, Cl. A		10,471	[b]	1,967,501
				12,163,905
Technology Hardware & Equipment - 6.7%
Apple		11,979		3,517,633
Cisco Systems		6,054		290,350
Cognex		12,763		715,239
Corning		18,202		529,860
Western Digital		5,681		360,573
Zebra Technologies, Cl. A		1,612	[a]	411,769
				5,825,424
Telecommunication Services - 1.6%
AT&T		34,803		1,360,101
Transportation - 1.8%
Delta Air Lines		8,117		474,682
Union Pacific		6,282		1,135,723
				1,610,405
Utilities - 3.0%
Clearway Energy, Cl. C		10,319	[b]	205,864
Edison International		8,112		611,726
NextEra Energy		2,768		670,299
PPL		32,152		1,153,614
				2,641,503
Total Common Stocks (cost $62,247,566)				85,434,962

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 1000 Value ETF (cost $413,678)		3,038		414,626
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $543,727)	1.60	543,727	[d]	543,727

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $41,828)	1.60	41,828	[d]	41,828
Total Investments (cost $63,246,799)		99.6%		86,435,143
Cash and Receivables (Net)		.4%		376,923
Net Assets		100.0%		86,812,066

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $5,632,917 and the value of the collateral was $5,732,622, consisting of cash collateral of $41,828 and U.S. Government & Agency securities valued at $5,690,794.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.0
Financials	16.1
Health Care	13.1
Industrials	9.5
Consumer Discretionary	7.8
Communication Services	6.8
Energy	5.3
Materials	5.0
Consumer Staples	3.8
Utilities	3.0
Investment Companies	1.2
Real Estate	1.0
99.6

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 12/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	605,949	17,163,830	17,226,052	543,727.6		26,256
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	4,288,970	4,247,142	41,828.1		-
Total	605,949	21,452,800	21,473,194	585,555.7		26,256

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,632,917)—Note 1(b):
Unaffiliated issuers	62,661,244	85,849,588
Affiliated issuers	585,555	585,555
Receivable for investment securities sold		1,189,994
Dividends, interest and securities lending income receivable		72,584
Receivable for shares of Beneficial Interest subscribed		2,187
Prepaid expenses		1,286
		87,701,194
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		61,753
Payable for investment securities purchased		661,573
Payable for shares of Beneficial Interest redeemed		64,051
Liability for securities on loan—Note 1(b)		41,828
Trustees’ fees and expenses payable		661
Other accrued expenses		59,262
		889,128
Net Assets ($)		86,812,066
Composition of Net Assets ($):
Paid-in capital		57,784,938
Total distributable earnings (loss)		29,027,128
Net Assets ($)		86,812,066

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	82,327,792	4,484,274
Shares Outstanding	2,587,422	140,677
Net Asset Value Per Share ($)	31.82	31.88

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,552,958
Affiliated issuers	26,256
Income from securities lending—Note 1(b)	9,272
Interest	13
Total Income	1,588,499
Expenses:
Investment advisory fee—Note 3(a)	618,076
Professional fees	84,799
Prospectus and shareholders’ reports	13,307
Chief Compliance Officer fees—Note 3(b)	11,793
Distribution fees—Note 3(b)	11,048
Trustees’ fees and expenses—Note 3(c)	7,604
Custodian fees—Note 3(b)	7,049
Loan commitment fees—Note 2	1,893
Shareholder servicing costs—Note 3(b)	717
Miscellaneous	17,076
Total Expenses	773,362
Investment Income—Net	815,137
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,116,807
Net change in unrealized appreciation (depreciation) on investments	13,770,294
Net Realized and Unrealized Gain (Loss) on Investments	19,887,101
Net Increase in Net Assets Resulting from Operations	20,702,238

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	815,137	733,653
Net realized gain (loss) on investments	6,116,807	9,174,467
Net change in unrealized appreciation (depreciation) on investments	13,770,294	(13,144,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,702,238	(3,236,295)
Distributions ($):
Distributions to shareholders:
Initial Shares	(9,496,804)	(8,070,416)
Service Shares	(534,779)	(479,210)
Total Distributions	(10,031,583)	(8,549,626)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,453,424	2,953,110
Service Shares	33,603	219,876
Distributions reinvested:
Initial Shares	9,496,804	8,070,416
Service Shares	534,779	479,210
Cost of shares redeemed:
Initial Shares	(9,502,967)	(12,182,314)
Service Shares	(686,807)	(1,318,092)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,328,836	(1,777,794)
Total Increase (Decrease) in Net Assets	12,999,491	(13,563,715)
Net Assets ($):
Beginning of Period	73,812,575	87,376,290
End of Period	86,812,066	73,812,575
Capital Share Transactions (Shares):
Initial Shares
Shares sold	83,060	92,133
Shares issued for distributions reinvested	335,162	273,936
Shares redeemed	(319,680)	(385,558)
Net Increase (Decrease) in Shares Outstanding	98,542	(19,489)
Service Shares
Shares sold	1,119	6,747
Shares issued for distributions reinvested	18,860	16,250
Shares redeemed	(23,125)	(41,128)
Net Increase (Decrease) in Shares Outstanding	(3,146)	(18,131)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.03	32.72	28.81	29.98	32.68
Investment Operations:
Investment income—net[a]	.30	.27	.26	.33	.26
Net realized and unrealized gain (loss) on investments	7.36	(1.66)	5.22	2.27	.28
Total from Investment Operations	7.66	(1.39)	5.48	2.60	.54
Distributions:
Dividends from investment income—net	(.33)	(.26)	(.23)	(.34)	(.27)
Dividends from net realized gain on investments	(3.54)	(3.04)	(1.34)	(3.43)	(2.97)
Total Distributions	(3.87)	(3.30)	(1.57)	(3.77)	(3.24)
Net asset value, end of period	31.82	28.03	32.72	28.81	29.98
Total Return (%)	29.12	(4.68)	19.71	10.04	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.93	.90	.90	.88
Ratio of net expenses to average net assets	.93	.93	.90	.90	.88
Ratio of net investment income to average net assets	1.00	.87	.85	1.17	.84
Portfolio Turnover Rate	61.08	63.89	61.00	64.41	62.03
Net Assets, end of period ($ x 1,000)	82,328	69,774	82,070	74,797	78,296

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.08	32.76	28.85	30.01	32.71
Investment Operations:
Investment income—net[a]	.22	.19	.18	.25	.18
Net realized and unrealized gain (loss) on investments	7.37	(1.65)	5.22	2.29	.27
Total from Investment Operations	7.59	(1.46)	5.40	2.54	.45
Distributions:
Dividends from investment income—net	(.25)	(.18)	(.15)	(.27)	(.18)
Dividends from net realized gain on investments	(3.54)	(3.04)	(1.34)	(3.43)	(2.97)
Total Distributions	(3.79)	(3.22)	(1.49)	(3.70)	(3.15)
Net asset value, end of period	31.88	28.08	32.76	28.85	30.01
Total Return (%)	28.79	(4.90)	19.38	9.78	1.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.18	1.15	1.15	1.13
Ratio of net expenses to average net assets	1.18	1.18	1.15	1.15	1.13
Ratio of net investment income to average net assets	.76	.62	.60	.92	.59
Portfolio Turnover Rate	61.08	63.89	61.00	64.41	62.03
Net Assets, end of period ($ x 1,000)	4,484	4,039	5,306	5,283	5,739

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

19

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks	85,434,962	–	–	85,434,962
Exchange-Traded Funds	414,626	–	–	414,626
Investment Companies	585,555	–	–	585,555

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $1,972 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $106,647 undistributed capital gains $6,113,799 and unrealized appreciation $22,806,682.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $951,352 and $2,574,824, and long-term capital gains $9,080,231 and $5,974,802, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update

23

NOTES TO FINANCIAL STATEMENTS (continued)

provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $11,048 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an

24

arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $580 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $7,049 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $54,635, Distribution Plan fees of $937, custodian fees of $2,800, Chief Compliance Officer fees of $3,261 and transfer agency fees of $120.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $49,506,280 and $56,669,546, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $63,628,461; accordingly, accumulated net unrealized

25

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $22,806,682, consisting of $23,890,016 gross unrealized appreciation and $1,083,334 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth and Income Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the portfolio hereby reports $.0294 per share as a short-term capital gain distribution and $3.5122 per share as a long-term capital gain distribution paid on March 29, 2019.

28

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

31

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

BNY Mellon Variable Investment Fund, Growth and Income Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0108AR1219

BNY Mellon Variable Investment Fund, International Equity Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, International Equity Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, International Equity Portfolio (formerly, Dreyfus Variable Investment Fund, International Equity Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by the fund’s primary portfolio managers, Paul Markham, Jeff Munroe and Yuko Takano of Newton Investment Management Limited (“Newton”), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, International Equity Portfolio’s (formerly, Dreyfus Variable Investment Fund, International Equity Portfolio) Initial Shares produced a total return of 20.06%, and its Service Shares produced a total return of 19.77%.1 This compares with a 22.01% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equities posted strong gains over the reporting period, amid supportive central bank policies and a challenging geopolitical landscape. Underperformance was driven by stock selection in information technology, communication services and each of the consumer sectors.

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the Index, including up to 20% in emerging-market countries.

The core of the investment philosophy of Newton, an affiliate of BNY Mellon Investment Adviser, Inc., the fund’s investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies using these investment themes to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy; profit-taking; a significant change in the prospects of the company; price movement and market activity have created an extreme valuation; or the valuation of a company has become expensive against its peers.

Markets Pivot on Central Bank Statements and Trade Policy

International equity markets were challenged by an array of geopolitical developments in 2019. These ranged from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the seemingly interminable Brexit saga in the U.K. However, greater certainty as to the timing, and the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

ultimate nature, of Brexit was eventually reached, as Boris Johnson’s government negotiated a revised withdrawal agreement, and then gained a meaningful parliamentary majority following December’s general election. It was, however, the continuing trade tensions between the U.S. and China that remained the key variable shaping investor sentiment for much of the period. Alternating signs of progress and deterioration in the trade dispute between the two nations persistently fueled volatility in equity markets, although the year concluded with President Trump indicating that he would sign the first phase of a deal.

Although a pivot away from the U.S. Federal Reserve’s (the “Fed”) prior course of monetary policy normalization heralded a rebound in equities over the start of the year, mounting cyclical and geopolitical concerns ensured that market volatility was never far away. The Fed moved to cut interest rates in July, September and October to support weak inflation and flagging growth. During the 12 months, the European Central Bank announced yet another phase of quantitative easing as well. This monetary stimulus, in tandem with an apparent easing of short-term, trade-war tensions, bolstered sentiment and enabled international equities to deliver a positive return.

Security Selections Dampened Fund Results

During the 12 months, underperformance was driven by some disappointing stock selection in information technology, communication services and each of the consumer sectors. Concerns around domestic demand in India continued to weigh on Suzuki Motor. Despite some initial optimism around a good Indian recovery over the second half, investor concern grew that a slowdown in the country’s automobile market may persist. After a strong year of performance in 2018, Thales, which provides electrical systems and services for the aerospace, defense, transportation and security markets, struggled, as the prospect of a global economic slowdown contributed to a downbeat start to the year. With some investors having adopted a more cautious view on its aerospace and transport divisions, the company subsequently announced a cut to its full-year, organic growth forecast and a decline in order intake over the first nine months of the year. Given a downturn in commercial satellite markets and delays in the signing of some defense contracts, as well as some production concerns, we believe the issues being experienced by Thales are predominantly cyclical in nature.

Conversely, stock picking aided relative returns in financials and industrials. Although the market has the potential to become jittery over acquisition risk at times, TechnoPro Holdings contributed positively to relative returns over the year, as its staffing business continued to benefit from its position at the confluence between general labor shortages in Japan and a global lack of information technology professionals. Indeed, it remains particularly attractive from a thematic perspective and, given its sustainable, low-teens earnings growth, does not appear unduly valued in our view. M3 performed strongly over 2019, as shares continued to march higher. It is a Japanese company that offers digital solutions and real-life services to various customers within the health care space, and it is benefiting from a shift to digital and the need to drive greater efficiency across the industry.

Finding Opportunities in a Challenging Environment

We believe political risks are likely to remain elevated over the coming year, as global trade tensions continue, the U.S. gears up for a presidential election, and Brexit trade discussions remain at an early stage. Furthermore, long-term structural factors remain, which present a

4

threat to global growth. Debt in the world’s major economies is at historically high levels, while the changing climate and technological innovation have the potential to disrupt industries across the world. The Chinese economy, widely viewed as the engine driving global growth, has continued to lose momentum, and the country faces significant debt and liquidity challenges. Thus, it is not difficult to envisage a scenario where the headwinds facing equity markets persist.

In this uncertain environment, we continue to focus the portfolio on stocks with a visible growth trajectory, with a distinctive product or positioning advantage and the tailwind of thematic support. As we noted at the end of the third quarter, we think the portfolio is positioned well for the current environment and we believe this has been borne out in recent performance.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, International Equity Portfolio, made available through insurance products, may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, International Equity Portfolio with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Initial and Service shares of BNY Mellon Variable Investment Fund, International Equity Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	20.06%	4.29%	5.04%
Service shares	19.77%	4.04%	4.77%
MSCI EAFE Index	22.01%	5.67%	5.50%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, International Equity Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$7.29	$8.59
Ending value (after expenses)	$1,067.00	$1,065.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$7.12	$8.39
Ending value (after expenses)	$1,018.15	$1,016.89

†  Expenses are equal to the fund’s annualized expense ratio of 1.40% for Initial Shares and 1.65% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.8%
China - 2.4%
Alibaba Group Holding, ADR	1,857	[a]	393,870
Tencent Holdings	6,779		326,757
			720,627
Denmark - 1.3%
Chr. Hansen Holding	5,002		397,496
France - 10.2%
AXA	14,377		404,941
Bureau Veritas	13,778		359,478
L'Oreal	1,837		543,989
Thales	5,800		601,922
Total	5,610		309,603
Valeo	6,085		214,390
Vivendi	20,084		581,679
			3,016,002
Germany - 11.1%
Bayer	6,781		553,811
Deutsche Post	13,455		513,295
Deutsche Wohnen	5,015		204,874
HELLA GmbH & Co.	3,895		215,568
Infineon Technologies	11,071		252,216
LEG Immobilien	4,428		524,255
SAP	7,607		1,026,663
			3,290,682
Hong Kong - 3.0%
AIA Group	84,000		881,794
Ireland - .8%
AIB Group	68,297		237,947
Japan - 22.4%
Ebara	5,100		156,067
FANUC	1,600		299,370
Japan Airlines	9,336		291,882
Japan Tobacco	11,500		257,455
M3	8,600		261,589
Pan Pacific International Holdings	30,500		508,357
Recruit Holdings	18,505		698,099
Seven & i Holdings	9,900		364,730
Sony	11,700		796,942
Sugi Holdings	7,700		408,191
Suntory Beverage & Food	8,500		355,552
Suzuki Motor	15,200		638,888
TechnoPro Holdings	12,400		873,038

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Japan - 22.4% (continued)
Topcon	25,800		337,890
Toyota Industries	7,100		413,630
			6,661,680
Netherlands - 4.9%
Royal Dutch Shell, Cl. B	23,629		700,940
Wolters Kluwer	10,145		739,905
			1,440,845
Norway - 2.2%
DNB	18,944		353,880
Mowi	12,097		314,437
			668,317
South Korea - 1.3%
Samsung SDI	1,902		388,146
Sweden - 1.3%
Swedbank, Cl. A	26,693		397,416
Switzerland - 13.1%
Alcon	4,536	[a]	256,843
Credit Suisse Group	25,075		339,541
Lonza Group	643		234,664
Novartis	11,676		1,108,725
Roche Holding	3,497		1,134,592
Zurich Insurance Group	1,972		809,135
			3,883,500
Taiwan - 1.9%
Taiwan Semiconductor Manufacturing, ADR	9,913		575,945
United Kingdom - 23.9%
Anglo American	7,369		212,106
Associated British Foods	9,638		331,674
B&M European Value Retail	34,973		189,748
Barclays	313,082		744,982
Diageo	15,169		643,072
Ferguson	4,852		440,247
GlaxoSmithKline	44,373		1,045,633
Informa	42,271		479,853
M&G	15,578	[a]	48,945
Persimmon	11,109		396,569
Prudential	15,578		298,996
RELX	30,532		769,204
Royal Bank of Scotland Group	148,959		474,139
St. James's Place	27,703		427,318

10

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
United Kingdom - 23.9% (continued)
Unilever		10,193		585,738
				7,088,224
Total Common Stocks (cost $26,715,844)				29,648,621
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $87,105)	1.60	87,105	[b]	87,105
Total Investments (cost $26,802,949)		100.1%		29,735,726
Liabilities, Less Cash and Receivables		(.1%)		(29,452)
Net Assets		100.0%		29,706,274

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.7
Commercial & Professional Services	11.6
Insurance	8.1
Banks	7.4
Food, Beverage & Tobacco	6.4
Capital Goods	5.0
Automobiles & Components	5.0
Media & Entertainment	4.7
Consumer Durables & Apparel	4.0
Household & Personal Products	3.8
Retailing	3.7
Software & Services	3.5
Energy	3.4
Semiconductors & Semiconductor Equipment	2.8
Diversified Financials	2.7
Transportation	2.7
Food & Staples Retailing	2.6
Real Estate	2.5
Technology Hardware & Equipment	2.4
Materials	2.1
Health Care Equipment & Services	1.7
Investment Companies	.3
100.1

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/2019($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	313,118	8,253,691	8,479,704	87,105.3		13,197

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company
Swiss Franc	4,263	United States Dollar	4,401	1/3/2020	5
UBS Securities
British Pound	453,000	United States Dollar	597,482	1/15/2020	2,821
United States Dollar	557,124	British Pound	453,000	1/15/2020	(43,179)
Gross Unrealized Appreciation					2,826
Gross Unrealized Depreciation					(43,179)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	26,715,844	29,648,621
Affiliated issuers	87,105	87,105
Cash denominated in foreign currency	4,434	4,446
Tax reclaim receivable		91,675
Dividends and interest receivable		36,062
Receivable for shares of Beneficial Interest subscribed		17,279
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,826
Prepaid expenses		1,778
		29,889,792
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		27,899
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		43,179
Payable for shares of Beneficial Interest redeemed		27,979
Payable for investment securities purchased		4,399
Trustees’ fees and expenses payable		200
Other accrued expenses		79,862
		183,518
Net Assets ($)		29,706,274
Composition of Net Assets ($):
Paid-in capital		26,330,416
Total distributable earnings (loss)		3,375,858
Net Assets ($)		29,706,274

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	24,321,266	5,385,008
Shares Outstanding	1,262,719	279,762
Net Asset Value Per Share ($)	19.26	19.25

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $75,556 foreign taxes withheld at source):
Unaffiliated issuers	744,782
Affiliated issuers	13,197
Income from securities lending—Note 1(c)	5
Total Income	757,984
Expenses:
Investment advisory fee—Note 3(a)	221,297
Professional fees	106,687
Prospectus and shareholders’ reports	18,617
Custodian fees—Note 3(b)	14,492
Distribution fees—Note 3(b)	13,943
Chief Compliance Officer fees—Note 3(b)	11,793
Trustees’ fees and expenses—Note 3(c)	2,775
Loan commitment fees—Note 2	673
Shareholder servicing costs—Note 3(b)	333
Miscellaneous	16,329
Total Expenses	406,939
Investment Income—Net	351,045
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	104,691
Net realized gain (loss) on forward foreign currency exchange contracts	85,132
Net Realized Gain (Loss)	189,823
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,825,841
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(50,482)
Net Change in Unrealized Appreciation (Depreciation)	4,775,359
Net Realized and Unrealized Gain (Loss) on Investments	4,965,182
Net Increase in Net Assets Resulting from Operations	5,316,227

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	351,045	382,397
Net realized gain (loss) on investments	189,823	2,490,370
Net change in unrealized appreciation (depreciation) on investments	4,775,359	(8,317,693)
Net increase from payment by affiliate	-	198
Net Increase (Decrease) in Net Assets Resulting from Operations	5,316,227	(5,444,728)
Distributions ($):
Distributions to shareholders:
Initial Shares	(2,304,862)	(343,225)
Service Shares	(533,241)	(73,009)
Total Distributions	(2,838,103)	(416,234)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,538,570	2,198,806
Service Shares	256,553	531,637
Distributions reinvested:
Initial Shares	2,304,862	343,225
Service Shares	533,241	73,009
Cost of shares redeemed:
Initial Shares	(4,433,126)	(3,974,146)
Service Shares	(1,425,294)	(1,654,823)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,225,194)	(2,482,292)
Total Increase (Decrease) in Net Assets	1,252,930	(8,343,254)
Net Assets ($):
Beginning of Period	28,453,344	36,796,598
End of Period	29,706,274	28,453,344
Capital Share Transactions (Shares):
Initial Shares
Shares sold	85,082	107,479
Shares issued for distributions reinvested	128,980	16,383
Shares redeemed	(246,980)	(196,958)
Net Increase (Decrease) in Shares Outstanding	(32,918)	(73,096)
Service Shares
Shares sold	14,301	25,709
Shares issued for distributions reinvested	29,807	3,481
Shares redeemed	(79,200)	(80,525)
Net Increase (Decrease) in Shares Outstanding	(35,092)	(51,335)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.67	21.21	16.85	18.00	18.35
Investment Operations:
Investment income—net[a]	.22	.24	.19	.22	.21
Net realized and unrealized gain (loss) on investments	3.19	(3.52)	4.37	(1.23)	.07
Total from Investment Operations	3.41	(3.28)	4.56	(1.01)	.28
Distributions:
Dividends from investment income—net	(.25)	(.26)	(.20)	(.16)	(.63)
Dividends from net realized capital gains	(1.57)	-	-	-	-
Total Distributions	(1.82)	(.26)	(.20)	(.16)	(.63)
Payment by affiliate	-	.00[b,c]	.00[b,c]	.02[c]	-
Net asset value, end of period	19.26	17.67	21.21	16.85	18.00
Total Return (%)	20.06	(15.72)[c]	27.32[c]	(5.54)[c]	1.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.31	1.14	1.17	1.14
Ratio of net expenses to average net assets	1.33	1.31	1.14	1.17	1.14
Ratio of net investment income to average net assets	1.23	1.17	.97	1.28	1.13
Portfolio Turnover Rate	34.20	35.83	28.36	36.91	32.28
Net Assets, end of period ($ x 1,000)	24,321	22,896	29,037	24,574	28,330

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2018, 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2018 and 2017, this payment had no impact on total return. In 2016, the total return would have been (5.65%) had payment not been made by The Bank of New York Mellon Corporation.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.65	21.19	16.82	17.97	18.31
Investment Operations:
Investment income—net[a]	.18	.19	.14	.18	.17
Net realized and unrealized gain (loss) on investments	3.18	(3.53)	4.38	(1.24)	.07
Total from Investment Operations	3.36	(3.34)	4.52	(1.06)	.24
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.15)	(.11)	(.58)
Dividends from net realized capital gains	(1.57)	-	-	-	-
Total Distributions	(1.76)	(.20)	(.15)	(.11)	(.58)
Payment by affiliate	-	.00[b,c]	.00[b,c]	.02[c]	-
Net asset value, end of period	19.25	17.65	21.19	16.82	17.97
Total Return (%)	19.77	(15.91)[c]	27.02[c]	(5.83)[c]	1.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.56	1.39	1.42	1.39
Ratio of net expenses to average net assets	1.58	1.56	1.39	1.42	1.39
Ratio of net investment income to average net assets	1.00	.94	.73	1.05	.90
Portfolio Turnover Rate	34.20	35.83	28.36	36.91	32.28
Net Assets, end of period ($ x 1,000)	5,385	5,558	7,760	7,454	9,389

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2018, 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2018 and 2017, this payment had no impact on total return. In 2016, the total return would have been (5.94%) had payment not been made by The Bank of New York Mellon Corporation.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Equity Portfolio (the “fund”) is a separate non-diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

21

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	29,648,621	-	-	29,648,621
Investment Companies	87,105	-	-	87,105
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,826	-	2,826
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(43,179)	-	(43,179)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

22

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $1 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic

23

NOTES TO FINANCIAL STATEMENTS (continued)

developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $492,449, accumulated capital losses $25,410 and unrealized appreciation $2,908,819.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $25,410 of short-term capital losses which can be carried forward for an unlimited period.

24

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $374,168 and $416,234, and long-term capital gains $2,463,935 and $0, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the sub-investment advisory fee is payable monthly by the Adviser, and is based upon the value of the fund’s average daily net assets, computed at the following rates:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Average Net Assets

0 up to $100 million ....................................... .35%

$100 million up to $1 billion .......................... .30%

$1 billion up to $1.5 billion ............................ .26%

In excess of $1.5 billion .................................. .20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $13,943 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $300 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $14,492 pursuant to the custody agreement.

26

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $18,661, Distribution Plan fees of $1,129, custodian fees of $4,800, Chief Compliance Officer fees of $3,261 and transfer agency fees of $48.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2019, amounted to $9,840,615 and $12,841,514, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

27

NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,826	(43,179)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,826	(43,179)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,826	(43,179)

28

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	5		-	-	5
UBS Securities	2,821		(2,821)	-	-
Total	2,826		(2,821)	-	5

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
UBS Securities	(43,179)		2,821	-	(40,358)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Forward contracts	2,489,080

At December 31, 2019, the cost of investments for federal income tax purposes was $26,826,097; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $2,909,634, consisting of $4,781,953 gross unrealized appreciation and $1,872,319 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On November 26, 2019, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund will occur on or about April 30, 2020. Accordingly, effective March 31, 2020, the fund will be closed to any investments for new accounts.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2019:

- the total amount of taxes paid to foreign countries was $75,556.

- the total amount of income sourced from foreign countries was $820,429.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, the fund hereby reports $1.5658 per share as a long-term capital gain distribution paid on March 20, 2019.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on November 6, 2019 (the “Meeting”), the Board discussed with representatives of the Adviser (a) plans to wind down the operations of and dissolve the fund’s then-current sub-investment adviser, Newton Investment Management (North America) Limited (“NIMNA”); and (b) a proposal that Newton Investment Management Limited (“NIM”), an affiliate of NIMNA and the Adviser, assume the investment advisory responsibilities of NIMNA, pursuant to a sub-investment advisory agreement between the Adviser and NIM (the “New Sub-Advisory Agreement”), to be effective December 31, 2019 (the “Effective Date”).

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which NIM would serve as sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the transfer of the provision of sub-investment advisory services from NIMNA to NIM was not expected to have a material impact on the fund’s day-to-day operations, or the nature, extent or quality of the sub-investment advisory services currently provided to the fund; (ii) the personnel who have been principally responsible for managing the fund’s investment portfolio would continue to serve in that capacity following the Effective Date; and (iii) the substantive terms of the New Sub-Advisory Agreement were substantially similar to those of the current sub-investment advisory agreement between the Adviser and NIMNA (the “Current Agreement”). The Board also considered the fact that the Adviser expressed confidence in NIM and its investment management capabilities.

At the Meeting, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement; (ii) information regarding the transition of sub-investment advisory services from NIMNA to NIM; (iii) information regarding investment due diligence of NIM performed by the Adviser; (iv) information regarding NIM’s compliance program; and (v) an opinion of counsel that replacing NIMNA with NIM as the sub-investment adviser to the fund would not result in a “change of control” or an “assignment” of an advisory contract within the meaning of the 1940 Act, and, therefore, does not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and at a Board meeting on March 12-13, 2019 (the “March Meeting”) at which the Board re-approved the Current Agreement for the ensuing year until March 31, 2020.

Nature, Extent and Quality of Services to be Provided by NIM. In examining the nature, extent and quality of the services that had been furnished by NIMNA to the fund under the Current Agreement, and were expected to be provided by NIM to the

32

fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; (iii) the investment strategy for the fund, which would remain the same after the Effective Date; and (iv) NIM’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided by NIMNA and expected to be provided to the fund by NIM after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team, which will remain the same, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of NIM. The Board had considered NIMNA’s investment performance in managing the fund’s portfolio at the March Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by NIM under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Agreement and had been considered at the March Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board recognized that, because NIM’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services (the “Management Agreement”), and, therefore, the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the March Meeting. The Board concluded that the proposed fee payable to NIM by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because NIM’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done at the March Meeting.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of NIM’s relationship with the fund. The Board concluded that NIM may direct fund brokerage transactions to certain brokers to obtain research and other services, but noted that NIMNA currently paid, and that, after the Effective Date, NIM would pay, for such research and other services, not the fund by way of brokerage commission costs.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

34

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

37

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

BNY Mellon Variable Investment Fund, International Equity Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment
Management Limited
160 Queen Victoria Street
London, EC4V 4LA
UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0109AR1219

BNY Mellon Variable Investment Fund, International Value Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, International Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, International Value Portfolio (formerly, Dreyfus Variable Investment Fund, International Value Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by James A. Lydotes, CFA and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, International Value Portfolio’s (formerly, Dreyfus Variable Investment Fund, International Value Portfolio) Initial Shares produced a total return of 22.39%, and its Service Shares produced a total return of 21.92%.1 This compares with a 22.01% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

Despite concerns about international trade conflicts, international equities gained ground amid steady economic growth during the reporting period. The fund’s Initial Shares outperformed the Index, largely due to favorable stock selections in France, Australia and Hong Kong. Underperformance was due largely to selections in the Netherlands, Finland and Belgium.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests substantially all of its assets in the stocks of foreign companies, including those located in emerging-market countries. The fund’s investment approach is value-oriented and research-driven. In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth, based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase in the near to medium term.

Stocks Surge on Supportive Federal Reserve Policy and Reduced Trade Tensions

The reporting period began with wide expectations of interest rate cuts, as the Federal Reserve (the “Fed”) had earlier moved from a tightening policy to one that was “data dependent.” With this shift, stocks began to rally the last week of 2018 and continued to rise early in 2019. In the second quarter, however, stocks generally moved sideways, weighed down at times by concerns about trade tensions and global growth.

Three, quarter-point rate cuts in the second half of the period provided an additional boost to equity markets. The Fed announced an initial reduction at its July 2019 meeting and followed up with two additional rate cuts in September and October 2019. These reductions brought the federal funds rate to 1.50%-1.75%, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks were also supportive.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the third quarter of 2019, interest rate cuts and the prospect of a U.S.-China trade agreement led investors to anticipate a pickup in global growth. Investors’ concerns about trade tensions and the global economy hindered performance at times, but stocks finished up strong later in the reporting period, when the “Phase 1” U.S.-China trade deal was announced in December 2019.

Stock Selection Drove Relative Performance

The fund outperformed the Index most significantly in France, Australia and Hong Kong. In France, shares of luxury goods conglomerate LVMH Moet Hennessy Louis Vuitton rose 59%, despite some concerns about its sales in Hong Kong, and shares of money center bank BNP Paribas rose 38%, primarily late in the year on additional central bank stimulus and the prospect of stronger economic growth. In Australia, a position in Macquarie Group, an investment bank and asset manager, surged 33% on strong results, primarily in niche areas of asset management such as infrastructure, green energy and commodities. In addition, a position in Aristocrat Leisure, a casino game producer, rose 57% on the company’s continued success in transitioning to a digital platform. In Hong Kong, AIA Group, a global insurance company, climbed 29%, primarily due to strong growth in mainland China.

Among sectors, the materials and financial sectors were the fund’s leading performers. In the materials sector, Shin-Etsu Chemical, a Japanese company, posted gains on strong recent results and on its exposure to the semiconductor industry cycle, which is trending upward. Fortescue Metals Group, an Australian iron ore company, rose 28% due to stronger prices and marked improvements in their balance sheet. In the financial sector, the Australian financial services company Macquarie Group contributed positively, as did UK insurance company Legal & General Group, which rose 45% on strong annuity sales. The recent election results also benefited these shares, as the concern about nationalization of utility companies, in which Legal & General Group has invested on behalf of pension investors, was removed.

On a less positive note, the fund lagged in the Netherlands, Finland and Belgium. In the Netherlands, the fund’s lack of exposure to the information sector dragged on performance, as it rose 80% during the period. In addition, a position in NN Group, an insurance company and asset manager, lagged due to waning earnings results and the exit of its CEO. In Finland, shares of telecommunications giant Nokia fell, as it experienced delays in upgrades to its 5G products. In Belgium, UCB, a biopharmaceutical company, reported weaker earnings due to higher spending on research and development.

As for sectors, communication services and consumer staples were the laggards. In the communication services sector, Deutsche Telekom cuts its dividend in the third quarter, and shares lagged due to concerns about T-Mobile, of which Deutsche Telekom is a majority owner. T-Mobile is awaiting final approval of its proposed merger with Sprint Corporation. While the FCC approved the deal in October, the deal still faces legal challenge by a group of state attorneys general. In consumer staples, the fund’s performance was hindered by its lack of exposure to Swiss food company Nestle, which posted a 36% gain. In addition, Seven & i Holdings declined, due to rising costs stemming from growing wage pressures.

4

Optimistic about an Improving Economy

We are optimistic about the economy in the near term, given supportive monetary policies, the announcement of a “Phase 1” trade agreement between the U.S. and China, and China’s ongoing economic stimulus efforts. Progress on a “Phase 2” agreement would also be a positive development. We anticipate that the global economy will reaccelerate over the near term, resulting in a broadening of opportunities in the market.

The fund has moved from an underweight position in the UK to a nearly neutral position and has increased its overweight position in Spain. The fund has also moved from an overweight to an underweight position in Hong Kong and from an overweight position to neutral in Italy. As for sectors, the fund has shifted from underweight to overweight positions in the industrial and materials sectors and has moved from overweight to underweight positions in the financial and information technology sectors.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser Inc. pursuant to an undertaking in effect through May 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, International Value Portfolio with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Variable Investment Fund, International Value Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	22.39%	4.64%	2.99%
Service shares	21.92%	4.37%	2.72%
MSCI EAFE Index	22.01%	5.67%	5.50%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, International Value Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.49	$5.78
Ending value (after expenses)	$1,069.30	$1,067.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.38	$5.65
Ending value (after expenses)	$1,020.87	$1,019.61

†  Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.11% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Shares		Value ($)
Common Stocks - 98.0%
Australia - 6.2%
Aristocrat Leisure	21,115		498,904
Brambles	26,110		214,742
Fortescue Metals Group	144,747		1,085,850
Macquarie Group	9,570		925,766
Northern Star Resources	19,121		151,759
			2,877,021
Austria - 1.3%
OMV	10,442		586,577
Denmark - 1.5%
Vestas Wind Systems	6,678		674,832
France - 10.9%
Air Liquide	2,420		342,572
Atos	7,819		651,829
BNP Paribas	14,461		856,950
Cie Generale des Etablissements Michelin	2,314		283,181
LVMH Moet Hennessy Louis Vuitton	1,717		797,732
Sanofi	12,978		1,304,636
Teleperformance	1,479		360,665
Vinci	4,035		448,080
			5,045,645
Germany - 8.1%
Allianz	3,887		952,234
Deutsche Boerse	4,059		638,100
Deutsche Post	11,690		445,962
Deutsche Telekom	80,677		1,318,518
Evonik Industries	11,858		361,923
			3,716,737
Hong Kong - 2.0%
Galaxy Entertainment Group	54,000		397,777
Sun Hung Kai Properties	34,000		520,540
			918,317
Ireland - 1.0%
ICON	2,562	[a]	441,253
Italy - 2.4%
Enel	81,653		647,726
Leonardo	37,654		441,371
			1,089,097
Japan - 21.8%
Asahi Kasei	31,600		358,883
Bandai Namco Holdings	6,700		408,888

8

Description	Shares	Value ($)
Common Stocks - 98.0% (continued)
Japan - 21.8% (continued)
Casio Computer	13,800	278,273
Chubu Electric Power	52,200	740,567
Denso	15,300	699,276
Hitachi	17,100	728,035
ITOCHU	15,400	359,222
Minebea Mitsumi	17,500	366,734
Mitsubishi Electric	46,400	639,919
Recruit Holdings	13,200	497,969
Seven & i Holdings	12,100	445,781
Shin-Etsu Chemical	4,000	443,974
Shionogi & Co.	11,500	716,216
Shiseido	3,200	229,188
Showa Denko KK	12,500	333,510
Sony	18,900	1,287,367
Sumitomo Mitsui Financial Group	29,600	1,100,040
West Japan Railway	5,200	451,826
		10,085,668
Netherlands - 6.7%
Heineken	6,990	744,238
ING Groep	48,595	582,592
Koninklijke Ahold Delhaize	18,417	460,578
NN Group	13,799	523,477
Royal Dutch Shell, Cl. B	26,123	774,924
		3,085,809
Portugal - .9%
Galp Energia	25,270	422,346
Singapore - 1.0%
United Overseas Bank	23,000	451,638
Spain - 5.4%
ACS Actividades de Construccion y Servicios	10,755	430,077
Amadeus IT Group	7,163	584,929
Iberdrola	86,973	895,579
Industria de Diseno Textil	16,956	598,165
		2,508,750
Sweden - 4.5%
Epiroc, Cl. A	29,563	360,923
Essity, Cl. B	21,960	707,589
Lundin Petroleum	12,106	411,403
Swedish Match	11,971	617,060
		2,096,975
Switzerland - 9.4%
Julius Baer Group	11,695	603,360

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.0% (continued)
Switzerland - 9.4% (continued)
Novartis		13,012		1,235,589
Roche Holding		5,190		1,683,881
STMicroelectronics		30,898		830,759
				4,353,589
United Kingdom - 14.9%
Anglo American		21,699		624,574
BAE Systems		74,722		559,021
Barclays		150,355		357,771
Bunzl		12,579		344,073
Centrica		213,515		252,560
Cineworld Group		76,911		223,211
Diageo		13,965		592,030
Ferguson		4,380		397,420
GlaxoSmithKline		32,034		754,869
Legal & General Group		209,489		840,792
Melrose Industries		97,863		311,240
Unilever		20,870		1,202,670
Vodafone Group		217,907		423,607
				6,883,838
Total Common Stocks (cost $41,917,948)				45,238,092

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI EAFE ETF (cost $366,092)		5,249		364,491
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $151,358)	1.60	151,358	[b]	151,358
Total Investments (cost $42,435,398)		99.1%		45,753,941
Cash and Receivables (Net)		.9%		423,240
Net Assets		100.0%		46,177,181

ETF—Exchange-Traded Fund

aNon-income producing security.

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

10

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.3
Capital Goods	11.6
Materials	8.0
Banks	7.3
Consumer Durables & Apparel	6.0
Utilities	5.5
Insurance	5.0
Energy	4.8
Diversified Financials	4.7
Household & Personal Products	4.6
Food, Beverage & Tobacco	4.2
Telecommunication Services	3.8
Software & Services	2.7
Commercial & Professional Services	2.3
Automobiles & Components	2.1
Food & Staples Retailing	2.0
Transportation	1.9
Consumer Services	1.9
Semiconductors & Semiconductor Equipment	1.8
Technology Hardware & Equipment	1.6
Retailing	1.3
Real Estate	1.1
Investment Companies	1.1
Media & Entertainment	.5
99.1

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales ($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	13,501,578	13,350,220	151,358.3		4,015

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	26,266	Swedish Krona	244,814	1/2/2020	126
Citigroup
United States Dollar	10,841	Danish Krone	72,196	1/2/2020	2
Deutsche Bank
United States Dollar	42,899	Australian Dollar	61,274	1/2/2020	(102)
J.P. Morgan Securities
United States Dollar	9,359	Euro	8,344	1/2/2020	(2)
UBS Securities
United States Dollar	7,826	Singapore Dollar	10,552	1/2/2020	(20)
United States Dollar	166,056	Japanese Yen	18,086,381	1/7/2020	(470)
Gross Unrealized Appreciation					128
Gross Unrealized Depreciation					(594)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	42,284,040	45,602,583
Affiliated issuers	151,358	151,358
Cash denominated in foreign currency	125,183	125,437
Receivable for investment securities sold		262,942
Tax reclaim receivable		110,021
Dividends and interest receivable		33,220
Receivable for shares of Beneficial Interest subscribed		10,752
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		128
Prepaid expenses		4,142
		46,300,583
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		35,283
Payable for shares of Beneficial Interest redeemed		8,028
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		594
Trustees’ fees and expenses payable		300
Other accrued expenses		79,197
		123,402
Net Assets ($)		46,177,181
Composition of Net Assets ($):
Paid-in capital		55,508,264
Total distributable earnings (loss)		(9,331,083)
Net Assets ($)		46,177,181

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	18,462,989	27,714,192
Shares Outstanding	1,535,112	2,302,883
Net Asset Value Per Share ($)	12.03	12.03

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $132,269 foreign taxes withheld at source):
Unaffiliated issuers	1,478,396
Affiliated issuers	4,015
Income from securities lending—Note 1(c)	9
Total Income	1,482,420
Expenses:
Investment advisory fee—Note 3(a)	454,920
Professional fees	108,689
Distribution fees—Note 3(b)	69,630
Custodian fees—Note 3(b)	30,521
Prospectus and shareholders’ reports	25,139
Chief Compliance Officer fees—Note 3(b)	11,793
Trustees’ fees and expenses—Note 3(c)	2,373
Loan commitment fees—Note 2	1,014
Shareholder servicing costs—Note 3(b)	689
Miscellaneous	16,041
Total Expenses	720,809
Less—reduction in expenses due to undertaking—Note 3(a)	(258,892)
Net Expenses	461,917
Investment Income—Net	1,020,503
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(211,397)
Net realized gain (loss) on forward foreign currency exchange contracts	3,336
Net Realized Gain (Loss)	(208,061)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,227,471
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(361)
Net Change in Unrealized Appreciation (Depreciation)	8,227,110
Net Realized and Unrealized Gain (Loss) on Investments	8,019,049
Net Increase in Net Assets Resulting from Operations	9,039,552

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	1,020,503	891,242
Net realized gain (loss) on investments	(208,061)	3,281,458
Net change in unrealized appreciation (depreciation) on investments	8,227,110	(13,160,351)
Net increase from payment by affiliate	-	102
Net Increase (Decrease) in Net Assets Resulting from Operations	9,039,552	(8,987,549)
Distributions ($):
Distributions to shareholders:
Initial Shares	(375,494)	(342,309)
Service Shares	(529,593)	(500,324)
Total Distributions	(905,087)	(842,633)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,277,756	2,634,951
Service Shares	4,536,907	5,976,338
Distributions reinvested:
Initial Shares	375,494	342,309
Service Shares	529,593	500,324
Cost of shares redeemed:
Initial Shares	(3,395,107)	(4,135,642)
Service Shares	(7,956,285)	(11,111,204)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(4,631,642)	(5,792,924)
Total Increase (Decrease) in Net Assets	3,502,823	(15,623,106)
Net Assets ($):
Beginning of Period	42,674,358	58,297,464
End of Period	46,177,181	42,674,358
Capital Share Transactions (Shares):
Initial Shares
Shares sold	115,489	221,877
Shares issued for distributions reinvested	33,950	28,313
Shares redeemed	(308,564)	(352,295)
Net Increase (Decrease) in Shares Outstanding	(159,125)	(102,105)
Service Shares
Shares sold	418,208	501,536
Shares issued for distributions reinvested	47,754	41,315
Shares redeemed	(716,631)	(941,892)
Net Increase (Decrease) in Shares Outstanding	(250,669)	(399,041)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Initial Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.04	12.27	9.70	10.04	10.55
Investment Operations:
Investment income—net[a]	.26	.21	.19	.18	.18
Net realized and unrealized gain (loss) on investments	1.97	(2.24)	2.54	(.33)	(.45)
Total from Investment Operations	2.23	(2.03)	2.73	(.15)	(.27)
Distributions:
Dividends from investment income—net	(.24)	(.20)	(.16)	(.19)	(.24)
Payment by affiliate	-	.00b,c	.00[b,c]	.00[b,c]	-
Net asset value, end of period	12.03	10.04	12.27	9.70	10.04
Total Return (%)	22.39	(16.81)[c]	28.52[c]	(1.45)[c]	(2.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	1.42	1.37	1.38	1.38
Ratio of net expenses to average net assets	.86	.86	.86	.85	.83
Ratio of net investment income to average net assets	2.34	1.82	1.75	1.87	1.66
Portfolio Turnover Rate	66.11	78.31	62.39	108.21	147.24
Net Assets, end of period ($ x 1,000)	18,463	17,018	22,045	17,241	21,814

a Based on average shares outstanding.
b Amount represents less than $.01.
c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Service Shares	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.05	12.28	9.72	10.04	10.55
Investment Operations:
Investment income—net[a]	.24	.19	.17	.13	.17
Net realized and unrealized gain (loss) on investments	1.95	(2.25)	2.54	(.29)	(.47)
Total from Investment Operations	2.19	(2.06)	2.71	(.16)	(.30)
Distributions:
Dividends from investment income—net	(.21)	(.17)	(.15)	(.16)	(.21)
Payment by affiliate	-	.00[b,c]	.00[b,c]	.00[b,c]	-
Net asset value, end of period	12.03	10.05	12.28	9.72	10.04
Total Return (%)	21.92	(16.98)[c]	28.14[c]	(1.58)[c]	(2.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.67	1.62	1.61	1.63
Ratio of net expenses to average net assets	1.11	1.11	1.11	1.10	1.08
Ratio of net investment income to average net assets	2.18	1.62	1.49	1.41	1.53
Portfolio Turnover Rate	66.11	78.31	62.39	108.21	147.24
Net Assets, end of period ($ x 1,000)	27,714	25,657	36,253	26,862	18,566

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Value Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

19

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

20

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	45,238,092	-	-	45,238,092
Exchange-Traded Funds	364,491	-	-	364,491
Investment Companies	151,358	-	-	151,358
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	128		128
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(594)	-	(594)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

22

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $2 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

23

NOTES TO FINANCIAL STATEMENTS (continued)

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,200,750, accumulated capital losses $13,650,260 and unrealized appreciation $3,118,427.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $371,279 of short-term capital losses and $13,278,981 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $905,087 and $842,633, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13

24

had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .86% of the value of the fund’s average daily net assets. On or after May 1, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $258,892 during the period ended December 31, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make

25

NOTES TO FINANCIAL STATEMENTS (continued)

payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $69,630 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $605 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $30,521 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $38,847, Distribution Plan fees of $5,838, custodian fees of $12,000, Chief Compliance Officer fees of $3,261 and transfer agency fees of $112, which are offset against an expense reimbursement currently in effect in the amount of $24,775.

26

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2019, amounted to $29,682,233 and $34,185,906, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

27

NOTES TO FINANCIAL STATEMENTS (continued)

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	128	(594)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	128	(594)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	128	(594)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	126		-	-	126
Citigroup	2		-	-	2
Total	128		-	-	128

28

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Deutsche Bank	(102)		-	-	(102)
J.P. Morgan Securities	(2)		-	-	(2)
UBS Securities	(490)		-	-	(490)
Total	(594)		-	-	(594)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Forward contracts	110,475

At December 31, 2019, the cost of investments for federal income tax purposes was $42,634,479; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $3,118,996, consisting of $5,070,775 gross unrealized appreciation and $1,951,779 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On November 26, 2019, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund will occur on or about April 30, 2020. Accordingly, effective March 31, 2020, the fund will be closed to any investments for new accounts.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Value Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2019:

 - the total amount of taxes paid to foreign countries was $132,269.

 - the total amount of income sourced from foreign countries was $1,766,439.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020.

31

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

32

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

34

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

BNY Mellon Variable Investment Fund, International Value Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0152AR1219

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio (formerly, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Patrick Kent, CFA and James Boyd, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio’s (formerly, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio) Initial shares produced a total return of 21.78%, and its Service shares produced a total return of 21.49%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 25.52% for the same period.2

Small-cap stocks produced strong gains over the reporting period, amid sustained economic growth and an accommodative shift in Federal Reserve (“Fed”) policy. The fund lagged the Index, mainly due to security selection shortfalls in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Stocks Surge on Supportive Federal Reserve Policy and Reduced Trade Tensions

The reporting period began with wide expectations of interest rate cuts, as the Fed had earlier moved from a tightening policy to one that was “data dependent.” With this shift, stocks rallied late in 2018 and continued to rise early in 2019. In the second quarter, however, stocks generally moved sideways, weighed down at times by concerns about trade tensions and global growth.

Three quarter-point rate cuts in the second half of the period provided an additional boost to equities markets. The Fed announced an initial reduction at its July 2019 meeting and followed up with two additional rate cuts in September and October 2019. These reductions brought the federal funds rate to 1.50%-1.75%, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks were also supportive.

In the third quarter of 2019, interest rate cuts and the prospect of a U.S.-China trade agreement led investors to anticipate a pickup in global growth. Investors’ concerns about

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

trade tensions and the global economy hindered performance at times, but stocks finished up strong later in the reporting period, when “Phase 1” of the U.S.-China trade deal was announced in December 2019. In this environment, small-cap stocks underperformed large-cap stocks.

Security Selections Constrained Fund Performance

The fund’s underperformance versus the Index was primarily the result of stock selection shortfalls in the health care and information technology sectors. In the health care sector, three holdings, Aerie Pharmaceuticals, Revance Therapeutics and TherapeuticsMD, experienced slower than expected sales for new product launches. Subsequent sales have been more encouraging. In the information technology sector, CommVault Systems, a data management company, declined because it experienced difficulties implementing its long-term plan, and the fund exited its position. In addition, Cloudera, a cloud computing company, witnessed delayed benefits from its 2018 merger with a rival company. The synergies appeared later in the year and helped drive a share price recovery. The company’s outlook remains positive, and well-known investor Carl Icahn has announced an ownership stake.

The fund achieved better relative results in the energy, consumer discretionary and utilities sectors. In the energy sector, oil tanker companies Scorpio Tankers, Ardmore Shipping and Euronav all benefited from strong demand for tankers, which led to higher pricing. Demand was driven by concerns about Middle East supply disruption and by new regulations taking effect in 2020. In the consumer discretionary sector, our housing investment thesis anticipated homebuilders would benefit from favorable demographics and lower interest rates. During the period, housing-related companies Skyline Champion, KB Home and Taylor Morrison Home posted strong fundamentals and stock price performance. TopBuild, an installer of insulation, also contributed positively to the fund’s results. In the utilities sector, the fund’s position in AquaVenture Holdings, a water supply company, performed well and was capped off by the acquisition of the company by Culligan Holdings.

An Optimistic Outlook for Small-Cap Stocks

During the period, the fund increased its weighting in the industrial, real estate and utilities sectors. The fund also reduced its weighting in the health care, energy, materials and communications services sectors.

4

Many factors drive the team’s constructive outlook for small- and mid-cap equities. World money supply is growing at a healthy rate and continues to provide a liquidity cushion for financial assets around the globe. Profit growth for small- and mid-cap companies is positioned to accelerate for a number of industries and themes outside of the information technology and health care sectors. We anticipate a slow but sustained, growth path for corporate profits for the next six to twelve months.

January 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio with a hypothetical investment of $10,000 in the Russell 2000® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	21.78%	7.05%	11.20%
Service shares	21.49%	6.78%	10.92%
Russell 2000® Index	25.52%	8.23%	11.83%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.35	$5.65
Ending value (after expenses)	$1,077.30	$1,076.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.23	$5.50
Ending value (after expenses)	$1,021.02	$1,019.76

†  Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.08% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 97.4%
Banks - 7.0%
Ameris Bancorp	53,914		2,293,502
Atlantic Union Bankshares	80,070		3,006,628
Essent Group	50,215		2,610,678
First BanCorp	483,791		5,123,347
First Interstate BancSystem, Cl. A	89,756		3,762,571
First Merchants	64,476		2,681,557
			19,478,283
Capital Goods - 8.9%
Advanced Drainage Systems	50,569		1,964,100
Aerojet Rocketdyne Holdings	82,706	[a,b]	3,776,356
American Woodmark	21,556	[b]	2,252,818
Builders FirstSource	109,338	[b]	2,778,279
Harsco	64,859	[b]	1,492,406
Masonite International	52,325	[b]	3,778,388
Nesco Holdings	202,536	[b]	832,423
Quanta Services	65,685		2,674,036
Tennant	36,867	[a]	2,872,677
Valmont Industries	14,681		2,198,920
			24,620,403
Commercial & Professional Services - 4.3%
Clarivate Analytics	351,714	[b]	5,908,795
Covanta Holding	320,548		4,756,932
Interface	81,023		1,344,172
			12,009,899
Consumer Durables & Apparel - 3.9%
Century Communities	85,211	[a,b]	2,330,521
KB Home	81,491		2,792,697
Skyline Champion	79,139	[b]	2,508,706
Taylor Morrison Home	152,400	[b]	3,331,464
			10,963,388
Consumer Services - 4.4%
Adtalem Global Education	68,488	[b]	2,395,025
Dave & Buster's Entertainment	28,357	[a]	1,139,101
Houghton Mifflin Harcourt	364,147	[b]	2,275,919
OneSpaWorld Holdings	147,556	[a]	2,484,843
Penn National Gaming	154,538	[a,b]	3,949,991
			12,244,879
Diversified Financials - 4.3%
FirstCash	31,070		2,505,174
OneMain Holdings	100,368		4,230,511

8

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Diversified Financials - 4.3% (continued)
PJT Partners, Cl. A	115,124	[a]	5,195,546
			11,931,231
Energy - 6.5%
Ardmore Shipping	183,129	[b]	1,657,317
Euronav	123,143		1,544,213
Laredo Petroleum	508,902	[a,b]	1,460,549
PBF Energy, Cl. A	226,314		7,099,470
Scorpio Tankers	86,859	[a]	3,417,033
Select Energy Services, Cl. A	308,059	[b]	2,858,788
			18,037,370
Food, Beverage & Tobacco - 2.2%
Darling Ingredients	214,513	[b]	6,023,525
Health Care Equipment & Services - 2.3%
Acadia Healthcare	92,826	[a,b]	3,083,680
AxoGen	187,426	[b]	3,353,051
			6,436,731
Insurance - 2.4%
Argo Group International Holdings	38,662		2,542,026
The Hanover Insurance Group	30,958		4,231,030
			6,773,056
Materials - 11.9%
Alamos Gold, Cl. A	1,017,311		6,124,212
Cabot	159,353		7,572,455
Eagle Materials	38,582		3,497,844
IAMGOLD	953,073	[b]	3,554,962
Louisiana-Pacific	233,319		6,922,575
Norbord	67,278	[a]	1,798,341
US Concrete	87,148	[b]	3,630,586
			33,100,975
Media & Entertainment - 4.2%
Cardlytics	44,222	[a,b]	2,779,795
Criteo, ADR	202,790	[b]	3,514,351
Nexstar Media Group, Cl. A	29,662		3,477,869
Sinclair Broadcast Group, Cl. A	60,510	[a]	2,017,403
			11,789,418
Pharmaceuticals Biotechnology & Life Sciences - 6.7%
Aerie Pharmaceuticals	151,406	[a,b]	3,659,483
Flexion Therapeutics	214,113	[a,b]	4,432,139
Sage Therapeutics	18,629	[a,b]	1,344,827
Syneos Health	56,884	[a,b]	3,383,176
TherapeuticsMD	1,622,875	[a,b]	3,927,357
uniQure	24,274	[a,b]	1,739,475
			18,486,457

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Real Estate - 3.1%
Colliers International Group		51,002		3,976,626
Redfin		223,967	[a,b]	4,734,662
				8,711,288
Software & Services - 10.5%
Cardtronics, Cl. A		106,832	[a,b]	4,770,049
Cloudera		334,009	[a,b]	3,884,525
Everbridge		59,092	[b]	4,613,903
Evertec		117,080		3,985,403
InterXion Holding		76,398	[b]	6,402,916
Talend, ADR		139,882	[a,b]	5,470,785
				29,127,581
Technology Hardware & Equipment - 3.1%
Ciena		139,671	[b]	5,962,555
Itron		31,319	[b]	2,629,230
				8,591,785
Transportation - 8.6%
Knight-Swift Transportation Holdings		174,383	[a]	6,249,887
Scorpio Bulkers		344,110		2,191,981
SkyWest		132,583		8,568,839
Werner Enterprises		186,146	[a]	6,773,853
				23,784,560
Utilities - 3.1%
AquaVenture Holdings		183,799	[b]	4,984,629
Clearway Energy, Cl. C		185,202	[a]	3,694,780
				8,679,409
Total Common Stocks (cost $246,802,485)				270,790,238

Exchange-Traded Funds - 1.3%
Registered Investment Companies - 1.3%
iShares Russell 2000 ETF (cost $3,257,846)		21,740	[a]	3,601,666
	Maturity Date	Number of Warrants
Warrants - .0%
Capital Goods - .0%
Nesco Holdings (cost $81,518)	1/01/25	67,512		31,731
	1-Day Yield (%)	Shares
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,648,797)	1.60	3,648,797	[c]	3,648,797

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 6.0%
Registered Investment Companies - 6.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $16,610,089)	1.60	16,610,089	[c]	16,610,089
Total Investments (cost $270,400,735)		106.0%		294,682,521
Liabilities, Less Cash and Receivables		(6.0%)		(16,733,017)
Net Assets		100.0%		277,949,504

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $56,390,723 and the value of the collateral was $57,309,359, consisting of cash collateral of $16,610,089 and U.S. Government & Agency securities valued at $40,699,270.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	21.7
Financials	13.7
Information Technology	13.6
Materials	11.9
Health Care	9.0
Investment Companies	8.6
Consumer Discretionary	8.4
Energy	6.5
Communication Services	4.2
Real Estate	3.1
Utilities	3.1
Consumer Staples	2.2
106.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	982,326	136,254,940	133,588,469	3,648,797	1.3	90,552
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,449,708	134,223,323	121,062,942	16,610,089	6.0	-
Total	4,432,034	270,478,263	254,651,411	20,258,886	7.3	90,552

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $56,390,723)—Note 1(b):
Unaffiliated issuers	250,141,849	274,423,635
Affiliated issuers	20,258,886	20,258,886
Dividends, interest and securities lending income receivable		140,276
Receivable for shares of Beneficial Interest subscribed		32,930
Tax reclaim receivable		920
Prepaid expenses		5,693
		294,862,340
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		184,782
Liability for securities on loan—Note 1(b)		16,610,089
Payable for shares of Beneficial Interest redeemed		64,604
Trustees’ fees and expenses payable		2,900
Other accrued expenses		50,461
		16,912,836
Net Assets ($)		277,949,504
Composition of Net Assets ($):
Paid-in capital		258,770,944
Total distributable earnings (loss)		19,178,560
Net Assets ($)		277,949,504

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	260,321,135	17,628,369
Shares Outstanding	6,230,964	444,651
Net Asset Value Per Share ($)	41.78	39.65

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $18,675 foreign taxes withheld at source):
Unaffiliated issuers	2,971,502
Affiliated issuers	90,552
Income from securities lending—Note 1(b)	288,515
Total Income	3,350,569
Expenses:
Investment advisory fee—Note 3(a)	1,696,332
Professional fees	82,916
Prospectus and shareholders’ reports	47,765
Distribution fees—Note 3(b)	42,065
Trustees’ fees and expenses—Note 3(c)	21,712
Custodian fees—Note 3(b)	20,729
Chief Compliance Officer fees—Note 3(b)	11,793
Loan commitment fees—Note 2	5,465
Shareholder servicing costs—Note 3(b)	1,234
Registration fees	282
Miscellaneous	16,469
Total Expenses	1,946,762
Investment Income—Net	1,403,807
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,993,372)
Net change in unrealized appreciation (depreciation) on investments	48,833,624
Net Realized and Unrealized Gain (Loss) on Investments	42,840,252
Net Increase in Net Assets Resulting from Operations	44,244,059

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income (loss)—net	1,403,807	(288,714)
Net realized gain (loss) on investments	(5,993,372)	31,450,070
Net change in unrealized appreciation (depreciation) on investments	48,833,624	(69,036,111)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,244,059	(37,874,755)
Distributions ($):
Distributions to shareholders:
Initial Shares	(28,402,234)	(31,237,676)
Service Shares	(3,065,222)	(3,518,843)
Total Distributions	(31,467,456)	(34,756,519)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	92,678,116	14,974,835
Service Shares	1,188,417	1,651,834
Distributions reinvested:
Initial Shares	28,402,234	31,237,676
Service Shares	3,065,222	3,518,843
Cost of shares redeemed:
Initial Shares	(20,097,158)	(23,537,641)
Service Shares	(2,084,925)	(3,097,274)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	103,151,906	24,748,273
Total Increase (Decrease) in Net Assets	115,928,509	(47,883,001)
Net Assets ($):
Beginning of Period	162,020,995	209,903,996
End of Period	277,949,504	162,020,995
Capital Share Transactions (Shares):
Initial Shares
Shares sold	2,456,530	280,806
Shares issued for distributions reinvested	710,411	603,626
Shares redeemed	(497,256)	(435,423)
Net Increase (Decrease) in Shares Outstanding	2,669,685	449,009
Service Shares
Shares sold	30,881	31,795
Shares issued for distributions reinvested	80,621	70,731
Shares redeemed	(53,631)	(60,283)
Net Increase (Decrease) in Shares Outstanding	57,871	42,243

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	41.20	60.91	49.44	46.02	47.78
Investment Operations:
Investment income (loss)—net[a]	.26	(.06)	(.12)	(.02)	(.13)
Net realized and unrealized gain (loss) on investments	8.35	(9.48)	12.21	7.07	(.91)
Total from Investment Operations	8.61	(9.54)	12.09	7.05	(1.04)
Distributions:
Dividends from net realized gain on investments	(8.03)	(10.17)	(.62)	(3.63)	(.72)
Net asset value, end of period	41.78	41.20	60.91	49.44	46.02
Total Return (%)	21.78	(19.08)	24.69	17.07	(2.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.85	.86	.85
Ratio of net expenses to average net assets	.84	.84	.85	.86	.85
Ratio of net investment income (loss) to average net assets	.64	(.12)	(.22)	(.05)	(.27)
Portfolio Turnover Rate	65.42	67.90	70.11	88.08	65.26
Net Assets, end of period ($ x 1,000)	260,321	146,730	189,582	162,171	151,992

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	39.53	58.98	48.01	44.90	46.75
Investment Operations:
Investment income (loss)—net[a]	.16	(.19)	(.25)	(.13)	(.24)
Net realized and unrealized gain (loss) on investments	7.99	(9.09)	11.84	6.87	(.89)
Total from Investment Operations	8.15	(9.28)	11.59	6.74	(1.13)
Distributions:
Dividends from net realized gain on investments	(8.03)	(10.17)	(.62)	(3.63)	(.72)
Net asset value, end of period	39.65	39.53	58.98	48.01	44.90
Total Return (%)	21.49	(19.29)	24.37	16.79	(2.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.09	1.10	1.11	1.10
Ratio of net expenses to average net assets	1.09	1.09	1.10	1.11	1.10
Ratio of net investment income (loss) to average net assets	.41	(.37)	(.47)	(.30)	(.52)
Portfolio Turnover Rate	65.42	67.90	70.11	88.08	65.26
Net Assets, end of period ($ x 1,000)	17,628	15,291	20,322	17,353	16,528

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

18

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

20

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	270,790,238	-	-	270,790,238
Exchange-Traded Funds	3,601,666	-	-	3,601,666
Investment Companies	20,258,886	-	-	20,258,886
Warrants	31,731	-	-	31,731

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $52,364 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,531,473, accumulated capital losses $5,363,505 and unrealized appreciation $23,010,592.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $5,363,505 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as

22

follows: ordinary income $6,559,931 and $10,670,292, and long-term capital gains $24,907,525 and $24,086,227, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The

23

NOTES TO FINANCIAL STATEMENTS (continued)

fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $42,065 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $1,074 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $20,729 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $173,663, Distribution Plan fees of $3,672, custodian fees of $4,000, Chief Compliance Officer fees of $3,261 and transfer agency fees of $186.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $216,140,741 and $145,506,488, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $271,671,929; accordingly, accumulated net unrealized appreciation on investments was $23,010,592, consisting of $39,665,638 gross unrealized appreciation and $16,655,046 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Opportunistic Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Opportunistic Small Cap Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 19.26% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the portfolio hereby reports $1.673 per share as a short-term capital gain distribution and $6.358 per share as a long-term capital gain distribution paid on March 8, 2019.

27

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

28

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P.Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

30

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0121AR1219

BNY Mellon Variable Investment Fund, Quality Bond Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Variable Investment Fund, Quality Bond Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Variable Investment Fund, Quality Bond Portfolio (formerly, Dreyfus Variable Investment Fund, Quality Bond Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by David Bowser, CFA, and Nathaniel Hyde, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Variable Investment Fund, Quality Bond Portfolio’s (formerly, Dreyfus Variable Investment Fund, Quality Bond Portfolio) Initial shares produced a total return of 8.06%, and its Service shares produced a total return of 7.91%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 8.72% for the same period.2

Fixed-income securities had positive returns during the period, due to falling rates and tightening spreads. The fund underperformed the Index, mainly due to underweight duration positioning and an allocation to commercial mortgage-backed securities and asset-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund’s investments include corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds that, when purchased, typically are rated A or better or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc., and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including treasury inflation-protected securities (TIPS).

The fund also may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers, whether denominated in U.S. dollars or in a foreign currency.

The fund has no limit with respect to its portfolio maturity or duration.

Supportive Central Bank Activity Bolsters Returns

Bonds produced strong returns over the reporting period in an environment of moderate economic growth and supportive policies from the U.S. Federal Reserve (the “Fed”). In January, Chairman Powell commented that the Fed would be patient and flexible with the pace of future interest-rate increases. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Rates generally fell during the twelve-month period, supporting Treasury returns. After significant widening of spreads at the end of 2018, tightening occurred across many asset classes during the period, allowing risk assets to perform well, with corporate debt leading the broader market. In May, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing yields, and providing an additional boost

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to fixed-income market values. The Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its May meeting.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Rates across the Treasury curve fell, and the curve continued its flattening trend with portions of the yield curve inverting during the middle of the period. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of the year.

Duration Positioning Constrains Fund Performance

The fund’s performance compared to the Index was constrained during the reporting period by underweight duration positioning. This positioning was not beneficial in the falling rate environment. In addition, the portfolio’s allocation to commercial mortgage-backed securities and asset-backed securities provided a headwind to results. While these spread sectors generally produced positive results and outperformed Treasuries during the 12 months, they lagged corporate bonds. Since the Index contains a generous amount of corporate bonds, these allocations contributed to relative underperformance when compared to the benchmark. Lastly, the fund’s position in Japanese Inflation Protected Bonds also detracted.

Conversely, other strategies added value. Most notably, an overweight allocation to, and security selection within, corporate debt helped returns. Credit issued by midstream pipeline companies was particularly beneficial. The fund also held bonds issued by industrial conglomerate General Electric, which increased in value during the period. From a credit rating perspective, BBB rated debt bolstered results. In addition, long-dated European government bonds, particularly those issued by Italy, Greece, France and Spain, contributed positively to returns. Towards the end of the period, TIPS performed well, contributing another net positive to the year’s results.

A Constructive Investment Posture

We expect continued moderate economic growth in the near future. As of right now, we believe there is an additional rate cut priced into the market that will dissipate, eliminating its influence on the Treasury curve. It is our opinion that one of the risks in the market is that the rate of inflation will increase more than expected. To hedge against this, we are maintaining our underweight duration positioning and our TIPS position.

During the period, we adjusted our position in mortgage-backed securities from underweight to overweight. It is now our largest active position. We still maintain a small overweight position in corporate debt, as we believe valuations will hold in the

4

near term, although we think they are not terribly attractive from a historical perspective.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Quality Bond Portfolio with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each Initial and Service shares of BNY Mellon Variable Investment Fund, Quality Bond Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	8.06%	1.90%	3.47%
Service shares	7.91%	1.69%	3.25%
Bloomberg Barclays U. S. Aggregate Bond Index	8.72%	3.05%	3.75%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Quality Bond Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.12	$5.39
Ending value (after expenses)	$1,019.90	$1,018.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,021.12	$1,019.86

†  Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4%
Aerospace & Defense - .6%
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	100,000		104,237
United Technologies, Sr. Unscd. Notes	4.13	11/16/2028	75,000		84,485
				188,722
Agriculture - .2%
Reynolds American, Gtd. Notes	4.85	9/15/2023	60,000		65,049
Asset-Backed Certificates - .8%
Cascade Funding Mortgage Trust, Ser. 2019-HB1, Cl. A	2.39	12/25/2029	110,000	[b]	110,000
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	37,673	[b]	37,681
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A3	2.21	9/20/2029	100,000	[b]	100,185
				247,866
Asset-Backed Ctfs./Auto Receivables - 3.2%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	85,000		85,347
CarMax Auto Owner Trust, Ser. 2018-1, Cl. A4	2.64	6/15/2023	180,000		182,110
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	37,472	[b]	37,464
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/2023	190,000		190,138
Oscar US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	130,000	[b]	133,992
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	31,697	[b]	31,740
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	50,000	[b]	50,508
Oscar US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	190,000	[b]	195,326
Oscar US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	145,000	[b]	146,209
				1,052,834
Asset-Backed Ctfs./Credit Cards - .5%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	2.46	11/19/2025	175,000	[b,c]	175,279
Banks - 6.8%
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	43,000		44,057
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	74,000		77,665
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	125,000		132,915

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
Banks - 6.8% (continued)
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	122,000		130,713
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		216,668
Citigroup, Sr. Unscd. Bonds	3.40	5/1/2026	205,000		215,313
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	40,000		49,619
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	150,000		170,614
Keybank, Sr. Unscd. Bonds	2.50	11/22/2021	250,000		252,828
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	65,000		68,093
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/2021	100,000		105,365
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	90,000		91,362
Santander Holdings USA, Sr. Unscd. Notes	4.45	12/3/2021	85,000		88,356
The Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/2020	105,000		105,504
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	50,000		53,599
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	3.51	11/29/2023	55,000	[c]	57,004
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	105,000		106,326
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	80,000		81,071
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	110,000		112,305
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	60,000		65,738
				2,225,115
Beverage Products - .5%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.00	4/13/2028	35,000		38,503
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	90,000		106,602
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	20,000		21,093
				166,198
Chemicals - .4%
Nutrien, Sr. Unscd. Notes	4.20	4/1/2029	25,000		27,557
The Dow Chemical Company, Sr. Unscd. Notes	3.50	10/1/2024	85,000	[d]	89,248
				116,805
Collateralized Municipal-Backed Securities - 2.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K026, Cl. A2	2.51	11/25/2022	30,000	[e]	30,422

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
Collateralized Municipal-Backed Securities - 2.4% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K029, Cl. A2	3.32	2/25/2023	85,000	[e]	88,191
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K030, Cl. A2	3.25	4/25/2023	25,000	[e]	25,898
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	205,000	[e]	222,483
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	275,000	[e]	283,944
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K096, Cl. A2	2.52	7/25/2029	140,000	[e]	141,883
				792,821
Commercial & Professional Services - .4%
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	60,000	[b]	63,511
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	60,000		60,866
				124,377
Commercial Mortgage Pass-Through Ctfs. - 5.3%
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/2047	70,000		73,674
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	170,000		177,185
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	290,000		310,824
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	100,000	[b]	102,486
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	2.94	11/15/2035	175,000	[b,c]	175,739
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. M55D	4.00	7/25/2058	152,593		160,594
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	76,433		78,897
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2	3.50	5/25/2029	60,000		62,419
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	100,000		99,902

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
Commercial Mortgage Pass-Through Ctfs. - 5.3% (continued)
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	90,000		91,038
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	2.69	1/17/2035	178,341	[b,c]	178,166
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	124,646	[b]	125,583
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	100,000		103,589
				1,740,096
Consumer Staples - .1%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	40,000		39,978
Diversified Financials - .7%
American Express, Sr. Unscd. Notes	3.40	2/22/2024	130,000		135,968
Visa, Sr. Unscd. Notes	3.15	12/14/2025	75,000		79,267
				215,235
Energy - 3.8%
Cameron LNG, Sr. Scd. Notes	3.30	1/15/2035	90,000	[b]	90,859
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	3.70	11/15/2029	95,000	[b]	96,994
Concho Resources, Gtd. Notes	4.88	10/1/2047	30,000		34,999
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	65,000		65,742
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	25,000		26,249
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	65,000		66,784
Energy Transfer Operating, Jr. Sub. Debs., Ser. A	6.25	2/15/2023	10,000		9,415
Equinor, Gtd. Notes	3.25	11/18/2049	45,000		45,341
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	160,000		220,025
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	40,000	[b]	41,187
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	70,000		73,512
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	60,000		64,792
Petrobras Global Finance, Gtd. Notes	5.09	1/15/2030	10,000	[b]	10,728
Plains All American Pipeline, Sr. Unscd. Notes	3.55	12/15/2029	85,000		83,836
The Williams Companies, Sr. Unscd. Notes	4.50	11/15/2023	130,000		139,201
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	65,000		80,593
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	35,000		34,543

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
Energy - 3.8% (continued)
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	55,000	[d]	56,310
					1,241,110
Environmental Control - .5%
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	40,000		40,465
Waste Management, Gtd. Notes		4.10	3/1/2045	110,000		123,456
					163,921
Food Products - .5%
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	85,000		87,715
Kraft Heinz Foods, Gtd. Notes		3.95	7/15/2025	50,000		52,932
Kraft Heinz Foods, Gtd. Notes		6.88	1/26/2039	10,000		12,512
					153,159
Foreign Governmental - 5.5%
Hungary, Sr. Unscd. Notes		5.38	3/25/2024	40,000		45,161
Japan, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	145,155,392	[f]	1,365,320
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	30,000	[b]	36,447
Russia, Bonds, Ser. 6212	RUB	7.05	1/19/2028	16,305,000		277,480
Singapore, Sr. Unscd. Bonds	SGD	2.63	5/1/2028	120,000		95,641
					1,820,049
Health Care - 3.4%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/2046	120,000		157,664
AbbVie, Sr. Unscd. Notes		3.20	11/21/2029	80,000	[b]	81,435
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/2025	95,000		98,787
Bristol-Myers Squibb, Sr. Unscd. Notes		3.20	6/15/2026	50,000	[b]	52,474
Bristol-Myers Squibb, Sr. Unscd. Notes		3.40	7/26/2029	30,000	[b]	32,086
Cigna, Gtd. Notes		3.05	11/30/2022	60,000	[b]	61,339
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	80,000		87,370
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	65,000		64,804
Gilead Sciences, Sr. Unscd. Notes		3.65	3/1/2026	55,000		59,189
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/2046	30,000		36,025
Medtronic, Gtd. Notes		4.63	3/15/2045	13,000		16,347
Merck & Co., Sr. Unscd. Notes		2.90	3/7/2024	40,000		41,633
Merck & Co., Sr. Unscd. Notes		3.40	3/7/2029	20,000		21,655
Pfizer, Sr. Unscd. Notes		2.95	3/15/2024	15,000		15,574
Pfizer, Sr. Unscd. Notes		3.20	9/15/2023	15,000		15,645
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	20,000	[d]	21,541
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/2023	100,000		101,892

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 98.4% (continued)
Health Care - 3.4% (continued)
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/2045	115,000	141,384
					1,106,844
Industrial - .5%
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	10,000	9,810
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	100,000	112,343
John Deere Capital, Sr. Unscd. Notes		1.95	6/13/2022	55,000	55,110
					177,263
Information Technology - .4%
Oracle, Sr. Unscd. Notes		2.65	7/15/2026	140,000	143,182
Insurance - 1.5%
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	85,000	93,524
Jackson National Life Global Funding, Scd. Notes		3.30	2/1/2022	50,000	[b] 51,411
New York Life Global Funding, Scd. Notes		2.88	4/10/2024	90,000	[b] 92,839
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	150,000	[b] 150,939
Principal Financial Group, Gtd. Notes		4.30	11/15/2046	90,000	101,698
					490,411
Internet Software & Services - .4%
Amazon.com, Sr. Unscd. Notes		4.05	8/22/2047	105,000	123,348
Media - 1.6%
Charter Communications Operating, Sr. Scd. Notes		5.38	5/1/2047	50,000	56,030
Comcast, Gtd. Notes		2.65	2/1/2030	145,000	145,586
Comcast, Gtd. Notes		3.15	3/1/2026	105,000	110,059
Comcast, Gtd. Notes		4.70	10/15/2048	45,000	55,468
The Walt Disney Company, Gtd. Notes		4.00	10/1/2023	90,000	96,484
The Walt Disney Company, Gtd. Notes		4.75	11/15/2046	55,000	70,181
					533,808
Metals & Mining - .2%
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	25,000	31,341
Steel Dynamics, Sr. Unscd. Notes		3.45	4/15/2030	25,000	25,312
					56,653
Municipal Securities - 4.0%
California, GO (Build America Bonds)		7.30	10/1/2039	340,000	519,772
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B		2.50	7/1/2027	10,000	10,149

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 98.4% (continued)
Municipal Securities - 4.0% (continued)
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	40,000	39,848
Massachusetts Water Resources Authority, Revenue Bonds, Refunding, Ser. F	2.16	8/1/2026	95,000	93,716
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	95,000	95,390
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. YY	4.45	6/15/2020	305,000	308,306
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	200,000	259,938
				1,327,119
Real Estate - .2%
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	80,000	[b] 80,883
Retailing - .7%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	25,000	26,808
Target, Sr. Unscd. Notes	3.38	4/15/2029	90,000	97,788
Walmart, Sr. Unscd. Notes	3.05	7/8/2026	95,000	100,172
				224,768
Supranational Bank - .2%
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	60,000	61,069
Technology Hardware & Equipment - 1.1%
Apple, Sr. Unscd. Notes	2.05	9/11/2026	160,000	158,831
Dell International, Sr. Scd. Notes	6.02	6/15/2026	110,000	[b] 126,607
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	5,000	5,126
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	75,000	79,231
				369,795
Telecommunication Services - 1.6%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	75,000	86,297
AT&T, Sr. Unscd. Notes	4.25	3/1/2027	50,000	54,903
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	110,000	130,549
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	35,000	35,675
Corning, Sr. Unscd. Notes	4.38	11/15/2057	40,000	41,161
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	22,000	23,295
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	138,000	154,270
				526,150

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
Transportation - .6%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	75,000		76,265
FedEx, Gtd. Notes	4.40	1/15/2047	125,000		125,420
				201,685
U.S. Government Agencies Mortgage-Backed - 36.9%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3910, Cl. JB	3.00	12/15/2037	67,618	[e]	68,259
Government National Mortgage Association, Ser. 2015-H17, Cl. HA	2.50	5/20/2065	69,506		69,499
Federal Home Loan Mortgage Corp.:
3.00%, 6/1/2031-5/1/2049			563,171	[e]	575,573
3.50%, 8/1/2045			149,160	[e]	156,739
5.50%, 5/1/2040			2,069	[e]	2,230
Federal National Mortgage Association:
2.50%			425,000	[e,g]	428,624
2.50%, 9/1/2028-12/1/2031			324,271	[e]	327,944
3.00%			770,000	[e,g]	780,495
3.00%, 6/1/2028-1/1/2059			1,377,472	[e]	1,412,755
3.50%, 5/1/2030-8/1/2056			2,471,599	[e]	2,590,537
3.50%			760,000	[e,g]	782,769
4.00%, 9/1/2042-6/1/2047			700,296	[e]	745,995
4.00%			1,100,000	[e,g]	1,143,922
4.50%, 10/1/2040-9/1/2049			1,084,215	[e]	1,163,909
5.00%, 3/1/2021-12/1/2048			254,992	[e]	280,032
7.00%, 6/1/2029-9/1/2029			5,084	[e]	5,272
Government National Mortgage Association I:
5.50%, 4/15/2033			182,657		204,928
Government National Mortgage Association II:
3.00%, 11/20/2045			680,355		702,483
4.00%, 10/20/2047-1/20/2048			393,598		409,353
4.50%, 7/20/2048			244,423		257,486
7.00%, 9/20/2028-7/20/2029			2,407		2,758
				12,111,562
U.S. Treasury Securities - 9.4%
U.S. Treasury Bonds	2.88	5/15/2049	420,000		462,545
U.S. Treasury Bonds	3.00	2/15/2049	280,000		315,607
U.S. Treasury Bonds	4.50	2/15/2036	380,000		503,518
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.05%	1.57	10/31/2020	1,355,000	[c,d]	1,354,462
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.88	2/15/2047	63,965	[f]	68,607

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.4% (continued)
U.S. Treasury Securities - 9.4% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	377,537	[d,f]	383,701
				3,088,440
Utilities - 3.5%
Dominion Energy, Sr. Unscd. Notes, Ser. D	2.85	8/15/2026	165,000		166,691
DPL, Sr. Unscd. Notes	4.35	4/15/2029	85,000	[b]	82,005
Duke Energy Progress, First Mortgage Bonds	3.45	3/15/2029	135,000		144,627
Edison International, Sr. Unscd. Notes	4.13	3/15/2028	25,000		25,645
Edison International, Sr. Unscd. Notes	5.75	6/15/2027	15,000		16,849
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	85,000		102,513
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	80,000		93,049
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	90,000		104,120
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/2037	150,000		211,980
Southern California Edison, First Mortgage Bonds, Ser. A	4.20	3/1/2029	85,000		94,116
Xcel Energy, Sr. Unscd. Notes	2.60	12/1/2029	95,000		94,095
				1,135,690
Total Bonds and Notes (cost $31,170,177)			32,287,284
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Put Options - .0%
South African Rand, Contracts 80,000 Morgan Stanley (cost $921)	14.60	1/30/2020	80,000		3,302
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 9.2%
U.S. Government Securities
U.S. Treasury Bills	1.56	4/16/2020	400,000	[h,i]	398,235
U.S. Treasury Bills	1.55	2/27/2020	2,640,000	[i]	2,633,819
Total Short-Term Investments (cost $3,031,815)			3,032,054

17

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $535,669)	1.60	535,669	[j] 535,669

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $114,200)	1.60	114,200	[j] 114,200
Total Investments (cost $34,852,782)		109.6%	35,972,509
Liabilities, Less Cash and Receivables		(9.6%)	(3,146,328)
Net Assets		100.0%	32,826,181

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

EUR—Euro

JPY—Japanese Yen

RUB—Russian Ruble

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $2,752,102 or 8.38% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $935,648 and the value of the collateral was $957,228, consisting of cash collateral of $114,200 and U.S. Government & Agency securities valued at $843,028.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Purchased on a forward commitment basis.

h Held by a counterparty for open exchange traded derivative contracts.

i Security is a discount security. Income is recognized through the accretion of discount.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	44.6
Government	28.4
Financial	8.9
Consumer, Non-cyclical	4.9
Asset Backed Securities	4.5
Energy	3.8
Communications	3.6
Utilities	3.5
Industrial	2.2
Investment Companies	2.0
Technology	1.6
Consumer, Cyclical	.7
Basic Materials	.5
Insurance	.3
Beverages	.1
Options Purchased	.0
109.6

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	534,430	17,961,706	17,960,467	535,669	1.6	14,915
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	34,650	2,659,495	2,579,945	114,200.4		-
Total	569,080	20,621,201	20,540,412	649,869	2.0	14,915

See notes to financial statements.

20

STATEMENT OF FUTURES
December 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	12	3/31/2020	2,588,549	2,586,000	(2,549)
U.S. Treasury 5 Year Notes	2	3/31/2020	238,206	237,219	(987)
U.S. Treasury Ultra Long Bond	7	3/20/2020	1,308,136	1,271,594	(36,542)
Futures Short
Japanese 10 Year Bond	1	3/13/2020	1,401,681[a]	1,400,580	1,101
Ultra 10 Year U.S. Treasury Notes	6	3/20/2020	851,272	844,219	7,053
Gross Unrealized Appreciation				8,154
Gross Unrealized Depreciation				(40,078)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

21

STATEMENT OF OPTIONS WRITTEN
December 31, 2019

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
South African Rand, Contracts 80,000, Morgan Stanley	16	1/30/2020	80,000	(11)
Total Options Written (premiums received $924)				(11)

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
Hong Kong Dollar	860,000	United States Dollar	110,063	4/14/2020	222
United States Dollar	39,907	Chilean Peso	30,000,000	1/14/2020	2
South Korean Won	50,000,000	United States Dollar	42,486	1/14/2020	764
United States Dollar	277,595	Euro	249,000	1/31/2020	(2,246)
Brazilian Real	175,000	United States Dollar	41,608	2/4/2020	1,849
HSBC
Russian Ruble	15,945,000	United States Dollar	247,816	1/14/2020	8,643
United States Dollar	244,402	Russian Ruble	15,720,000	1/14/2020	(8,438)
J.P. Morgan Securities
United States Dollar	110,426	Hong Kong Dollar	860,000	4/14/2020	141
United States Dollar	124,659	Hong Kong Dollar	970,000	1/3/2020	184
United States Dollar	280,652	Russian Ruble	18,015,000	1/14/2020	(9,101)
United States Dollar	42,999	South Korean Won	50,000,000	1/14/2020	(251)
United States Dollar	95,646	Singapore Dollar	130,000	1/14/2020	(1,020)
Merrill Lynch, Pierce, Fenner & Smith
Polish Zloty	175,000	United States Dollar	45,503	1/14/2020	625
United States Dollar	45,794	Polish Zloty	175,000	1/14/2020	(334)
Morgan Stanley
Chilean Peso	30,000,000	United States Dollar	41,431	1/14/2020	(1,526)
Mexican Peso	800,000	United States Dollar	40,996	1/14/2020	1,229
United States Dollar	42,967	Brazilian Real	175,000	2/4/2020	(490)
Euro	60,000	United States Dollar	66,645	1/31/2020	787
Indian Rupee	2,800,000	United States Dollar	38,964	1/14/2020	210
United States Dollar	39,337	Indian Rupee	2,800,000	1/14/2020	163
United States Dollar	1,366,798	Japanese Yen	149,350,000	1/31/2020	(10,070)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities
Hong Kong Dollar	970,000	United States Dollar	124,098	1/3/2020	377
Euro	50,000	United States Dollar	55,780	1/31/2020	413
United States Dollar	42,151	Mexican Peso	800,000	1/14/2020	(74)
Gross Unrealized Appreciation					15,609
Gross Unrealized Depreciation					(33,550)

See notes to financial statements.

24

STATEMENT OF SWAP AGREEMENTS
December 31, 2019

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	158,400	15,263	9,829	5,699
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	158,400	15,264	11,454	4,074
Gross Unrealized Appreciation				9,773

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $935,648)—Note 1(c):
Unaffiliated issuers	34,202,913	35,322,640
Affiliated issuers	649,869	649,869
Cash		3,181
Cash denominated in foreign currency	20,253	20,662
Interest and securities lending income receivable		166,093
Swap upfront payments—Note 4		21,283
Receivable for investment securities sold		19,647
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		15,609
Receivable for shares of Beneficial Interest subscribed		5,306
Receivable for swap variation margin—Note 4		81
Prepaid expenses		1,168
		36,225,539
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		13,203
Payable for investment securities purchased		3,135,717
Liability for securities on loan—Note 1(c)		114,200
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		33,550
Payable for shares of Beneficial Interest redeemed		27,741
Payable for futures variation margin—Note 4		6,547
Cash collateral payable to broker—Note 4		6,029
Trustees’ fees and expenses payable		77
Outstanding options written, at value (premiums received $924)—Note 4		11
Other accrued expenses		62,283
		3,399,358
Net Assets ($)		32,826,181
Composition of Net Assets ($):
Paid-in capital		32,489,785
Total distributable earnings (loss)		336,396
Net Assets ($)		32,826,181

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	29,349,508	3,476,673
Shares Outstanding	2,440,617	290,189
Net Asset Value Per Share ($)	12.03	11.98

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Interest	1,020,371
Dividends from affiliated issuers	14,915
Income from securities lending—Note 1(c)	870
Total Income	1,036,156
Expenses:
Investment advisory fee—Note 3(a)	224,282
Professional fees	85,712
Chief Compliance Officer fees—Note 3(b)	11,793
Prospectus and shareholders’ reports	8,481
Distribution fees—Note 3(b)	8,261
Custodian fees—Note 3(b)	5,908
Trustees’ fees and expenses—Note 3(c)	2,978
Shareholder servicing costs—Note 3(b)	585
Loan commitment fees—Note 2	223
Registration fees	33
Miscellaneous	25,285
Total Expenses	373,541
Less—reduction in expenses due to undertaking—Note 3(a)	(71,195)
Net Expenses	302,346
Investment Income—Net	733,810
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	383,496
Net realized gain (loss) on options transactions	(32,801)
Net realized gain (loss) on futures	(16,685)
Net realized gain (loss) on swap agreements	(49,782)
Net realized gain (loss) on forward foreign currency exchange contracts	(22,365)
Net Realized Gain (Loss)	261,863
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,684,522
Net change in unrealized appreciation (depreciation) on options transactions	16,229
Net change in unrealized appreciation (depreciation) on futures	(51,938)
Net change in unrealized appreciation (depreciation) on swap agreements	9,773
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	32,989
Net Change in Unrealized Appreciation (Depreciation)	1,691,575
Net Realized and Unrealized Gain (Loss) on Investments	1,953,438
Net Increase in Net Assets Resulting from Operations	2,687,248

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	733,810	876,517
Net realized gain (loss) on investments	261,863	(636,404)
Net change in unrealized appreciation (depreciation) on investments	1,691,575	(1,258,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,687,248	(1,018,560)
Distributions ($):
Distributions to shareholders:
Initial Shares	(604,029)	(950,428)
Service Shares	(55,029)	(79,645)
Total Distributions	(659,058)	(1,030,073)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,798,322	2,291,682
Service Shares	655,490	314,608
Distributions reinvested:
Initial Shares	604,029	950,428
Service Shares	55,029	79,645
Cost of shares redeemed:
Initial Shares	(7,503,957)	(6,337,684)
Service Shares	(397,205)	(585,297)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(4,788,292)	(3,286,618)
Total Increase (Decrease) in Net Assets	(2,760,102)	(5,335,251)
Net Assets ($):
Beginning of Period	35,586,283	40,921,534
End of Period	32,826,181	35,586,283
Capital Share Transactions (Shares):
Initial Shares
Shares sold	153,414	199,820
Shares issued for distributions reinvested	51,555	82,633
Shares redeemed	(637,743)	(551,354)
Net Increase (Decrease) in Shares Outstanding	(432,774)	(268,901)
Service Shares
Shares sold	56,262	27,330
Shares issued for distributions reinvested	4,704	6,953
Shares redeemed	(33,873)	(51,392)
Net Increase (Decrease) in Shares Outstanding	27,093	(17,109)

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.35	11.96	11.69	11.72	12.16
Investment Operations:
Investment income—net[a]	.25	.27	.23	.20	.23
Net realized and unrealized gain (loss) on investments	.66	(.56)	.29	(.02)[b]	(.43)
Total from Investment Operations	.91	(.29)	.52	.18	(.20)
Distributions:
Dividends from investment income—net	(.23)	(.32)	(.25)	(.21)	(.24)
Net asset value, end of period	12.03	11.35	11.96	11.69	11.72
Total Return (%)	8.06	(2.55)	4.50	1.52	(1.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.21	.98	.94	.92
Ratio of net expenses to average net assets	.85	1.21	.98	.94	.92
Ratio of net investment income to average net assets	2.15	2.36	1.97	1.65	1.91
Portfolio Turnover Rate[c]	124.37	109.04	161.74	227.98	314.50
Net Assets, end of period ($ x 1,000)	29,350	32,611	37,584	39,133	44,057

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2019, 2018, 2017, 2016 and 2015 were 99.04%, 98.22%, 106.51%, 172.50% and 120.54%, respectively.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.31	11.91	11.64	11.67	12.11
Investment Operations:
Investment income—net[a]	.22	.22	.20	.17	.20
Net realized and unrealized gain (loss) on investments	.65	(.53)	.29	(.02)[b]	(.42)
Total from Investment Operations	.87	(.31)	.49	.15	(.22)
Distributions:
Dividends from investment income—net	(.20)	(.29)	(.22)	(.18)	(.22)
Net asset value, end of period	11.98	11.31	11.91	11.64	11.67
Total Return (%)	7.91	(2.73)	4.25	1.27	(1.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.46	1.23	1.19	1.17
Ratio of net expenses to average net assets	1.10	1.46	1.23	1.19	1.17
Ratio of net investment income to average net assets	1.87	1.94	1.64	1.40	1.66
Portfolio Turnover Rate[c]	124.37	109.04	161.74	227.98	314.50
Net Assets, end of period ($ x 1,000)	3,477	2,975	3,338	12,537	14,314

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2019, 2018, 2017, 2016 and 2015 were 99.04%, 98.22%, 106.51%, 172.50% and 120.54%, respectively.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Quality Bond Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Variable Investment Fund to BNY Mellon Variable Investment Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

31

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

33

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	1,475,979	-	1,475,979
Collateralized Municipal- Backed Securities	-	792,821	-	792,821
Commercial Mortgage-Backed	-	1,740,096	-	1,740,096
Corporate Bonds	-	9,931,218	-	9,931,218
Foreign Government	-	1,820,049	-	1,820,049
Investment Companies	649,869	-	-	649,869
Municipal Securities	-	1,327,119	-	1,327,119
U.S. Government Agencies Mortgage-Backed	-	12,111,562	-	12,111,562
U.S. Treasury Securities	-	6,120,494	-	6,120,494
Other Financial Instruments:
Futures††	8,154	-	-	8,154
Forward Foreign Currency Exchange Contracts††	-	15,609	-	15,609

34

	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($) (continued)
Options Purchased	-	3,302	-	3,302
Swaps Agreements††	-	9,773	-	9,773
Liabilities ($)
Other Financial Instruments:
Futures††	(40,078)	-	-	(40,078)
Forward Foreign Currency Exchange Contracts††	-	(33,550)	-	(33,550)
Options Written	-	(11)	-	(11)

† See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of

35

NOTES TO FINANCIAL STATEMENTS (continued)

the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $163 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 31, 2019, the Board declared a cash dividend of $.024 and $.021 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 2, 2020 (ex-dividend date) to shareholders of record as of the close of business on December 31, 2019.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

36

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $120,184, accumulated capital and other losses $853,304 and unrealized appreciation $1,069,516.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $242,104 of short-term losses and $562,543 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $659,058 and $1,030,073, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from April 30, 2019 through August 7, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.00% of the value of the fund’s average daily net assets. The Adviser has also contractually agreed, from August 8, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed .765% of the value of the fund’s average daily net assets. On or after May 1, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $71,195 during the period ended December 31, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of

38

the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $8,261 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $494 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $5,908 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Investment advisory fees of $18,310, Distribution Plan fees of $736, custodian fees of $2,400, Chief Compliance Officer fees of $3,261 and transfer agency fees of $101, which are offset against an expense reimbursement currently in effect in the amount of $11,605.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended December 31, 2019, amounted to $42,106,367 and $47,717,906, respectively, of which $8,574,430 in purchases and $8,571,266 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of

40

these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

41

NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at December 31, 2019 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

42

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At December 31, 2019, there were no outstanding interest rate swaps.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit

43

NOTES TO FINANCIAL STATEMENTS (continued)

event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at December 31, 2019 are set forth in the Statement of Swap Agreements.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at December 31, 2019 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

44

Fair value of derivative instruments as of December 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	8,154	[1]	Interest rate risk	(40,078)	[1]
Foreign exchange risk	18,911	[2,3]	Foreign exchange risk	(33,561)	[3,4]
Credit risk	9,773	[5]	Credit risk	-
Gross fair value of derivative contracts	36,838			(73,639)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4] Outstanding options written, at value.

[5] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(16,685)		-		-		(38,373)		(55,058)
Foreign exchange	-		(32,801)		(22,365)		-		(55,166)
Credit	-		-		-		(11,409)		(11,409)
Total	(16,685)		(32,801)		(22,365)		(49,782)		(121,633)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(51,938)		-		-		-		(51,938)
Foreign exchange	-		16,229		32,989		-		49,218
Credit	-		-		-		9,773		9,773
Total	(51,938)		16,229		32,989		9,773		7,053

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net change in unrealized appreciation (depreciation) on futures.
[6] Net change in unrealized appreciation (depreciation) on options transactions.
[7] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net change in unrealized appreciation (depreciation) on swap agreements.

45

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	8,154	(40,078)
Options	3,302	(11)
Forward contracts	15,609	(33,550)
Swaps	9,773	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	36,838	(73,639)
Derivatives not subject to
Master Agreements	(17,927)	40,078
Total gross amount of assets
and liabilities subject to
Master Agreements	18,911	(33,561)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	2,837		(2,246)	-	591
HSBC	8,643		(8,438)	-	205
J.P. Morgan Securities	325		(325)	-	-
Merrill Lynch, Pierce, Fenner & Smith	625		(334)	-	291
Morgan Stanley	5,691		(5,691)	-	-
UBS Securities	790		(74)	-	716
Total	18,911		(17,108)	-	1,803

46

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(2,246)		2,246	-	-
HSBC	(8,438)		8,438	-	-
J.P. Morgan Securities	(10,372)		325	-	(10,047)
Merrill Lynch, Pierce, Fenner & Smith	(334)		334	-	-
Morgan Stanley	(12,097)		5,691	-	(6,406)
UBS Securities	(74)		74	-	-
Total	(33,561)		17,108	-	(16,453)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Interest rate futures	6,800,741
Foreign currency options contracts	11,988
Forward contracts	5,508,241

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2019:

Average Notional Value ($)
Interest rate swap agreements	160,271
Credit default swap agreements	222,309

At December 31, 2019, the cost of investments for federal income tax purposes was $34,905,643; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,069,313, consisting of $1,187,120 gross unrealized appreciation and $117,807 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On November 26, 2019, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the

47

NOTES TO FINANCIAL STATEMENTS (continued)

fund will occur on or about April 30, 2020. Accordingly, effective March 31, 2020, the fund will be closed to any investments for new accounts.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Quality Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Quality Bond Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 30, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of A-rated corporate debt funds (i.e., funds investing at least 65% of their assets in corporate debt rated A or better or government securities) underlying variable insurance products (the “Performance Group”) and with a broader group of funds consisting of all A-rated corporate debt funds underlying variable insurance products (the “Performance Universe”), all for various periods ended June 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all A-rated corporate debt funds underlying variable

50

insurance products, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board discussed with representatives of the Adviser the portfolio management strategy of the fund’s portfolio managers and the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review. The Board also considered that the fund’s yield performance was below the Performance Group median for seven of the ten one-year periods ended June 30th and at or above the Performance Group median for three of the periods. The fund’s yield performance was below the Performance Universe median for eight of the ten one-year periods ended June 30th and at or above the Performance Universe median for two of the periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group contractual management fee median and the fund’s actual management fee and total expenses were higher than the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.765% of the fund’s average daily net assets. In addition, representatives of the Adviser noted that the fund’s asset size is relatively small and that the fund’s assets have generally declined over time. Representatives of the Adviser stated that, as a result, fund management would carefully review the viability of the fund and report its conclusions to the Board at a future Board meeting.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement for the remainder of the one-year term.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had

52

been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

53

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

54

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member

James F. Henry, Emeritus Board Member

Lynn Martin, Emeritus Board Member

Dr. Martin Peretz, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

55

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

56

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Variable Investment Fund, Quality Bond Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0120AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino , a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $278,115 in 2018 and $286,481 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $89,579 in 2018 and $82,843 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $34,833 in 2018 and $25,884 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $93 in 2018 and $108 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Variable Investment Fund

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 7, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)